Ana María Vidal Hermoza
NOTARIA DE LIMA

NÚMERO: NOVECIENTOS CUARENTA Y DOS
KARDEX : 52751
MINUTA : SEISCIENTOS OCHENTA Y TRES

CONTRATO DE USUFRUCTO DE PREDIO AGRÍCOLA
QUE OTORGA
AGROLATAM S.A.C.
A FAVOR DE
BLUEBERRIES PERÚ S.A.

******************************** **INTRODUCCIÓN** ********************************

EN LA CIUDAD DE LIMA, A LOS DOS (02) DÍAS DEL MES DE NOVIEMBRE DEL AÑO DOS MIL VEINTIDOS (2022), YO, **ANA MARÍA VIDAL HERMOZA, NOTARIA DE ESTA CAPITAL**, INSCRITA EN EL COLEGIO DE NOTARIOS DE LIMA CON REGISTRO NÚMERO SESENTA Y CUATRO, EXTIENDO ESTA ESCRITURA PÚBLICA CON LA COMPARECENCIA DE:===============================

ANTONIO YSMAEL VALIENTE ROMÁN,==

QUIEN MANIFIESTA SER:===

DE NACIONALIDAD PERUANA,==

DE ESTADO CIVIL CASADO==

DE PROFESIÓN ABOGADO==

SE IDENTIFICA CON:==

DOCUMENTO NACIONAL DE IDENTIDAD NÚMERO 09678189,==========================

DECLARA DOMICILIAR PARA LOS EFECTOS DEL PRESENTE INSTRUMENTO EN AVENIDA CIRCUNVALACIÓN GOLF LOS INCAS NUMERO 154, INTERIOR 1801, URBANIZACIÓN CAMACHO, SANTIAGO DE SURCO, PROVINCIA Y DEPARTAMENTO DE LIMA.============================

Y PROCEDER EN NOMBRE Y REPRESENTACIÓN DE LA EMPRESA AGROLATAM SOCIEDAD ANÓNIMA CERRADA, DEBIDAMENTE FACULTADO SEGÚN PODERES OTORGADOS MEDIANTE JUNTA GENERAL DE ACCIONISTAS DE FECHA VEINTIOCHO DE OCTUBRE DE DOS MIL VEINTIDOS QUE SE ADJUNTARA AL PARTE NOTARIAL=================================

JUAN RODOLFO WIESNER RICO==

QUIEN MANIFIESTA SER:===

DE NACIONALIDAD COLOMBIANA==

DE ESTADO CIVIL CASADO==

DE OCUPACIÓN EMPRESARIO===

SE IDENTIFICA CON:==

CARNE DE EXTRANJERIA NUMERO 000184279====================================

DECLARA DOMICILIAR PARA EFECTOS DE ESTE INSTRUMENTO EN AVENIDA MANUEL OLGUIN 335, OFICINA 1206, PISO 12, DISTRITO DE SANTIAGO DE SURCO, PROVINCIA Y DEPARTAMENTO DE LIMA. ===

Y PROCEDER EN NOMBRE Y REPRESENTACIÓN DE LA EMPRESA BLUEBERRIES PERU SOCIEDAD ANÓNIMA CERRADA, DEBIDAMENTE FACULTADO SEGÚN PODERES OTORGADOS

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

MEDIANTE ACTA DE SESIÓN DE DIRECTORIO DE FECHA DIECINUEVE DE AGOSTO DE DOS MIL VEINTIDOS, QUE SE ADJUNTARA AL PARTE NOTARIAL==================================

<u>LOS COMPARECIENTES</u>, A QUIENES HE IDENTIFICADO EN EL ACTO DE SUSCRIPCIÓN DE ESTE INSTRUMENTO CON LOS DOCUMENTOS DE IDENTIDAD YA MENCIONADOS, SON MAYORES DE EDAD, HÁBILES PARA CONTRATAR, INTELIGENTES EN EL IDIOMA CASTELLANO Y PROCEDEN CON CAPACIDAD, LIBERTAD Y CONOCIMIENTO PARA LA CELEBRACIÓN DEL PRESENTE ACTO JURÍDICO. ==

SE ME ENTREGO UNA MINUTA FIRMADA Y AUTORIZADA POR LETRADO, LA MISMA QUE LOS OTORGANTES TIENEN A LA VISTA AL MOMENTO DE LA FIRMA DE ESTA ESCRITURA PÚBLICA Y RECONOCEN HABER FIRMADO, DECLARANDO ADEMÁS QUE LA VOLUNTAD DE SUS REPRESENTADAS ESTA CONTENIDA EN ELLA; MINUTA QUE INCORPORO AL ARCHIVO NOTARIAL DEL AÑO 2022, BAJO EL NÚMERO 683 E INSERTO LITERALMENTE: ========================

*********************************** C U E R P O ***********************************

SEÑORA NOTARIA DOCTORA ANA MARÍA VIDAL HERMOZA:===========================

SÍRVASE EXTENDER EN SU REGISTRO DE ESCRITURAS PÚBLICAS UNA DE **CONTRATO DE USUFRUCTO DE PREDIO AGRÍCOLA** (ESTE "<u>CONTRATO</u>") CELEBRADO ENTRE:===============

- **AGROLATAM S.A.C.**, CON REGISTRO ÚNICO DE CONTRIBUYENTE ("<u>RUC</u>") N°20603361092, CON DOMICILIO PARA ESTOS EFECTOS EN AV. CIRCUNVALACIÓN GOLF LOS INCAS N°154, INTERIOR 1801, URBANIZACIÓN CAMACHO, SANTIAGO DE SURCO, PROVINCIA Y DEPARTAMENTO DE LIMA, DEBIDAMENTE REPRESENTADA POR SU GERENTE GENERAL, SEÑOR ANTONIO YSMAEL VALIENTE ROMÁN, IDENTIFICADO CON DOCUMENTO NACIONAL DE IDENTIDAD ("<u>DNI</u>") N°09678189, SEGÚN PODERES OTORGADOS MEDIANTE JUNTA GENERAL DE ACCIONISTAS DE FECHA **28 DE OCTUBRE DE 2022**, EN ADELANTE DENOMINADA EL "<u>PROPIETARIO</u>"; Y,=======================
- **BLUEBERRIES PERÚ S.A.**, CON RUC N°20557530160, CON DOMICILIO PARA ESTOS EFECTOS EN AV. MANUEL OLGUÍN N°335 – INTERIOR N°1202, SANTIAGO DE SURCO, PROVINCIA Y DEPARTAMENTO DE LIMA, DEBIDAMENTE REPRESENTADA POR SU GERENTE GENERAL, SEÑOR JUAN RODOLFO WIESNER RICO, IDENTIFICADO CON CARNÉ DE EXTRANJERÍA N°000184279, SEGÚN PODERES OTORGADOS MEDIANTE SESIÓN DE DIRECTORIO DE FECHA **19 DE AGOSTO DE 2022**, EN ADELANTE DENOMINADA EL "<u>USUFRUCTUARIO</u>".=======================================

LAS PARTES ACUERDAN SUJETARSE A LOS SIGUIENTES TÉRMINOS Y CONDICIONES:=========

<u>CLÁUSULA PRIMERA.- DEFINICIONES Y ANTECEDENTES</u>================================

1.1 LOS TÉRMINOS QUE EN EL PRESENTE CONTRATO SE ESCRIBAN CON MAYÚSCULA TENDRÁN EL ALCANCE Y SIGNIFICADO SEÑALADO EN ESTE CONTRATO CONFORME A LO SIGUIENTE: ==

a) POR "<u>AFILIADA</u>" DE UNA DE LAS PARTES SE ENTENDERÁ TODA PERSONA JURÍDICA RESPECTO DE LA CUAL SE CUMPLA ALGUNA DE LAS SIGUIENTES CONDICIONES: =====

(i) QUE UN ACCIONISTA (O VARIOS ACCIONISTAS CONJUNTAMENTE) DE UNA LAS PARTES, SEA TITULAR, DIRECTA O INDIRECTAMENTE, DE O MÁS DEL SESENTA POR CIENTO (60%) DE LAS ACCIONES O PARTICIPACIONES REPRESENTATIVAS DEL CAPITAL SOCIAL DE DICHA PERSONA JURÍDICA.=======================

(ii) QUE POSEA EL CONTROL DIRECTO O INDIRECTO DE UNA DE LAS PARTES.=====

(iii) QUE SE HALLE CONTROLADA DIRECTA O INDIRECTAMENTE POR LOS MISMOS ACCIONISTAS O SOCIOS DE UNA DE LAS PARTES O DE SUS ACCIONISTAS ======

(iv) CUANDO UN ACCIONISTA SEA PERSONA JURÍDICA O NATURAL, TIENE LA POTESTAD DE DESIGNAR A MÁS DE LA MITAD DE LOS INTEGRANTES DEL DIRECTORIO (U ÓRGANO EQUIVALENTE) DE DICHA SOCIEDAD.===============

b) POR "ÁREAS" SE ENTENDERÁ UNA PORCIÓN DE LOS PREDIOS O LOS PREDIOS MISMOS QUE SON OBJETO DE ESTE CONTRATO, CONFORME SE DEFINE EN LAS CLÁUSULAS 1.3 Y 1.4 DE ESTE CONTRATO, Y QUE SERÁN ENTREGADAS EN USUFRUCTO A FAVOR DEL USUFRUCTUARIO CONFORME A LO PREVISTO EN EL CRONOGRAMA. ESTE TÉRMINO NO INCLUYE AL INMUEBLE A QUE SE REFIERE EL LITERAL L) SIGUIENTE.================

c) POR "AUTORIDAD DEL GOBIERNO" SE ENTENDERÁ CUALQUIER NACIÓN O GOBIERNO, CUALQUIER DEPARTAMENTO U OTRA SUBDIVISIÓN POLÍTICA DEL MISMO Y CUALQUIER PERSONA QUE EJERCE FUNCIONES EJECUTIVAS, LEGISLATIVAS, JUDICIALES, REGULATORIAS O ADMINISTRATIVAS PERTINENTES AL GOBIERNO;================

d) POR "CENTRO" SE ENTENDERÁ LO SEÑALADO EN EL NUMERAL 14.2.1 DE LA CLÁUSULA DÉCIMO CUARTA DE ESTE CONTRATO.==

e) POR "CONTRATO" SE ENTENDERÁ AL PRESENTE CONTRATO DE USUFRUCTO DE PREDIOS AGRÍCOLAS A QUE SE REFIERE LA INTRODUCCIÓN DE ESTE DOCUMENTO===

f) POR "CONTROVERSIA(S)" SE ENTENDERÁ LO SEÑALADO EN EL NUMERAL 14.1 DE LA CLÁUSULA DÉCIMA CUARTA DE ESTE CONTRATO.=================================

g) POR "CRONOGRAMA" SE ENTENDERÁ AL CRONOGRAMA DE ENTREGA DE ÁREAS A QUE SE REFIERE LA CLÁUSULA 1.4 DE ESTE CONTRATO.===============================

h) POR "DRISCOLL" SE ENTENDERÁ DRISCOLL'S INC., SOCIEDAD CONSTITUIDA Y EXISTENTE BAJO LAS LEYES DEL ESTADO DE CALIFORNIA DE LOS ESTADOS UNIDOS DE AMÉRICA.===

i) POR "DRISCOLL PERÚ" SE ENTENDERÁ DRISCOLL PERÚ S.A.C., SOCIEDAD AFILIADA A DRISCOLL, CONSTITUIDA Y EXISTENTE BAJO LAS LEYES DE LA REPÚBLICA DEL PERÚ.=

j) POR "FRUTOS" SE ENTENDERÁ A TODOS LOS FRUTOS O FRUTAS DERIVADOS DE LAS PLANTAS QUE SEAN CULTIVADOS DENTRO DE LAS ÁREAS EFECTIVAMENTE ENTREGADAS POR EL PROPIETARIO AL USUFRUCTUARIO, CONFORME A LO SEÑALADO EN LA CLÁUSULA 5.2 DE ESTE CONTRATO.=====================================

k) POR "INSTALACIONES ACTUALES" SE ENTENDERÁ [A LOS CAMPAMENTOS Y EDIFICACIONES PRE FABRICADAS ACTUALMENTE INSTALADAS EN EL LÍMITE DE LOS MÓDULOS 5 Y 6, CON LOS MÓDULOS 3 Y 4 DEL FUNDO SAN MARTÍN O TERRANOVA] A LAS QUE SE REFIERE EL NUMERAL 6.5 DE LA CLÁUSULA SEXTA DE ESTE CONTRATO, Y CUYA UBICACIÓN SE GRAFICA EN LA PARTE SUPERIOR DE LOS MÓDULOS 5 Y 6 DE LAS ÁREAS DEL ANEXO 1.2 DE ESTE CONTRATO.=====================================

l) POR "INMUEBLE" SE ENTENDERÁ A LAS VEINTE (20) HECTÁREAS DE TERRENO OBJETO DE LA OPCIÓN DE COMPRA A QUE SE REFIERE LA SEGUNDA CLÁUSULA ADICIONAL Y EL ANEXO 5 DE ESTE CONTRATO, EL CUAL NO FORMA PARTE DE LAS ÁREAS.===========

ANA MARÍA VIDAL HERMOZA
NOTARIA DE LIMA

m) POR "<u>LEYES ANTICORRUPCIÓN</u>" SE ENTENDERÁ COLECTIVAMENTE, EL FOREIGN CORRUPT PRACTICES ACT DE LOS ESTADOS UNIDOS DE AMÉRICA DE 1977 Y SUS MODIFICATORIAS, EL BRIBERY ACT DEL REINO UNIDO, LA LEY 1474 DE 2011, LEY 1778 DE 2016, Y CUALQUIER OTRA LEY SIMILAR EN CUALQUIER JURISDICCIÓN APLICABLE A LA MATERIA, ASÍ COMO LAS DEMÁS QUE LAS MODIFIQUEN O SUSTITUYAN.===========

n) POR "<u>LEY(ES) APLICABLE(S)</u>" SE ENTENDERÁ LO SEÑALADO EN LA CLÁUSULA DÉCIMO SÉPTIMA DE ESTE CONTRATO.==

o) POR "<u>LICENCIAS DE AGUA</u>" SE ENTENDERÁ LAS LICENCIAS O AUTORIZACIONES DE USO DE AGUA SUBTERRÁNEA A QUE SE REFIERE EL <u>ANEXO 3</u> DE ESTE CONTRATO.========

p) POR "<u>MEJORAS</u>" SE ENTENDERÁ A LA INFRAESTRUCTURA E INSTALACIONES QUE SEAN IMPLEMENTADAS POR EL USUFRUCTUARIO PARA CUMPLIR CON LOS FINES DEL PROYECTO CONFORME A LO SEÑALADO EN LA CLÁUSULA SEXTA DE ESTE CONTRATO. LAS MEJORAS NO INCLUYEN BOMBAS, MANGUERAS, RECUBIERTA DE RESERVORIO O CUALQUIER OTRO EQUIPO QUE PUEDA SER RETIRADO SIN DAÑAR EL PREDIO O LOS POZOS.==

q) POR "<u>NOTIFICACIÓN DE LA OFERTA</u>" SE ENTENDERÁ LA CARTA NOTARIAL A QUE SE REFIERE LA TERCERA CLÁUSULA ADICIONAL DE ESTE CONTRATO.==================

r) POR "<u>PENALIDAD POR NO DEVOLUCIÓN</u>" SE ENTENDERÁ LA PENALIDAD (SUMA DE DINERO) QUE DEBERÁ PAGAR EL USUFRUCTUARIO AL PROPIETARIO POR CADA DÍA DE DEMORA EN SU OBLIGACIÓN DE DEVOLVER LAS ÁREAS (INCLUYENDO LOS POZOS) Y LAS MEJORAS, ASÍ COMO DE LA DESTRUCCIÓN, RETIRO O ELIMINACIÓN DE LAS PLANTAS, CONFORME A LO PREVISTO EN EL CONTRATO.========================

s) POR "<u>PENALIDAD POR TERMINACIÓN ANTICIPADA</u>" SE ENTENDERÁ LA PENALIDAD (SUMA DE DINERO) QUE DEBERÁ PAGAR EL USUFRUCTUARIO AL PROPIETARIO POR LA TERMINACIÓN UNILATERAL Y SIN EXPRESIÓN DE CAUSA DEL CONTRATO A SOLICITUD DEL USUFRUCTUARIO (TERMINACIÓN TOTAL) O POR DEVOLUCIÓN DE UNA PARTE DE LAS ÁREAS ENTREGADAS EN USUFRUCTO (TERMINACIÓN PARCIAL) A SOLICITUD DEL USUFRUCTUARIO, CONFORME A LO PREVISTO EN EL CONTRATO.==================

t) POR "<u>PLANTAS</u>" SE ENTENDERÁ A LAS PALTAS, ARÁNDANOS, MANGOS U OTROS CULTIVOS CON FINES DE AGROEXPORTACIÓN, QUE SEAN SEMBRADOS EN LAS ÁREAS POR EL PROPIETARIO O POR A QUIEN ESTE AUTORICE, CONFORME A LO PREVISTO EN ESTE CONTRATO.===

u) POR "<u>POZOS</u>" SE ENTENDERÁ LOS POZOS PERFORADOS EN LOS PREDIOS Y/O EN LAS ÁREAS, Y QUE SE ENCUENTRAN LISTADOS EN EL <u>ANEXO 3</u> DE ESTE CONTRATO. SE HACE PRESENTE QUE EXISTEN LICENCIAS PARA PUNTOS DE PERFORACIÓN DE POZOS NUEVOS QUE TIENEN PLAZO DETERMINADO DE EJECUCIÓN. ES RESPONSABILIDAD DEL USUFRUCTUARIO CUMPLIR CON TALES PLAZOS, LIBERÁNDOSE AL PROPIETARIO POR LA FALTA DE CUMPLIMIENTO DE AQUELLOS. ===================================

v) POR "<u>PREDIOS</u>" SE ENTENDERÁ A LAS UNIDADES INMOBILIARIAS DETALLADAS EN EL <u>APÉNDICE A</u> DE ESTE CONTRATO Y REGULADAS EN LA CLÁUSULA 1.2 DE ESTE CONTRATO.==

w) POR "PRIMERAS HECTÁREAS" SE ENTENDERÁ LAS 440 HECTÁREAS QUE SERÁN ENTREGADAS POR EL PROPIETARIO AL USUFRUCTUARIO EN EL MES DE NOVIEMBRE DE 2023, CONFORME A LO SEÑALADO EN EL CRONOGRAMA Y QUE CORRESPONDEN A LOS MÓDULOS DEL 7 AL 10 Y LOS TURNOS 6 Y 7 DEL MÓDULO 5 DEL FUNDO SAN MARTÍN CONFORME AL GRÁFICO CONTENIDO EN EL ANEXO 1.2 DE ESTE CONTRATO, CON EXCEPCIÓN DE LAS VEINTE (20) HECTÁREAS QUE CONSTITUYEN EL INMUEBLE Y QUE SE GRAFICAN EN EL ANEXO 5 DE ESTE CONTRATO.========================

x) POR "PROPIEDAD INTELECTUAL" SE ENTENDERÁ TODOS LOS DERECHOS DE PROPIEDAD INTELECTUAL (PATENTES, VARIEDADES Y MATERIAL GENÉTICO DE LOS PRODUCTORES) RESPECTO DE LAS PLANTAS Y FRUTOS A QUE SE REFIERE LA CLÁUSULA 5.3 DE ESTE CONTRATO. ==

y) POR "PROPIETARIO" SE ENTENDERÁ A AGROLATAM S.A.C., CONFORME A LO SEÑALADO EN LA INTRODUCCIÓN DEL CONTRATO.==

z) POR "PROYECTO" SE ENTENDERÁ LA EXPLOTACIÓN COMERCIAL DE LAS ÁREAS DURANTE EL PLAZO DE VIGENCIA DE ESTE CONTRATO, QUE SERÁN UTILIZADAS PARA PLANTAR, CULTIVAR, COSECHAR Y EMPACAR, PALTA ARÁNDANOS Y OTRAS FRUTAS O CULTIVOS CONFORME PLANO Y PROYECTO DETALLADO EN EL ANEXO 2 DE ESTE CONTRATO, A QUE SE REFIERE LA CLÁUSULA 2.2 DE ESTE CONTRATO.==============

aa) POR "RENTA ANUAL" SE ENTENDERÁ LA CONTRAPRESTACIÓN POR EL USUFRUCTO A CARGO DEL USUFRUCTUARIO PREVISTA EN LA CLÁUSULA 3.1 DE ESTE CONTRATO, INCLUYENDO LAS ACTUALIZACIONES QUE SE REALICEN CADA AÑO, ASÍ COMO LA NUEVA RENTA ANUAL A QUE SE REFIERE LA CLÁUSULA 3.2 DE ESTE CONTRATO, DE SER EL CASO.==

bb) POR "SERVIDUMBRES" SE ENTENDERÁ LAS SERVIDUMBRES ADMINISTRATIVAS ANOTADAS EN LA PARTIDA ELECTRÓNICA N°050000919 DEL REGISTRO PÚBLICO DE CHICLAYO A FAVOR DE COELVISAC Y QUE SE GRAFICA EN EL ANEXO 2 DE ESTE CONTRATO. ASIMISMO, POR LA SERVIDUMBRE DE PASO A FAVOR DEL PROPIETARIO A EFECTOS DE QUE PUEDA TRANSITAR POR LAS ÁREAS Y/O LOTES DE SU PROPIEDAD QUE NO HAN SIDO ENTREGADAS EN USUFRUCTO AÚN.===========================

cc) POR "USUFRUCTO" SE ENTENDERÁ AL DERECHO REAL SOBRE BIENES INMUEBLES DETALLADO EN LA CLÁUSULA 2.1 DE ESTE CONTRATO, REGULADO POR EL TÍTULO III DE LA SECCIÓN TERCERA DEL LIBRO V DEL CÓDIGO CIVIL PERUANO.===============

dd) POR "USUFRUCTUARIO" SE ENTENDERÁ A BLUEBERRIES PERÚ S.A., CONFORME A LO SEÑALADO EN LA INTRODUCCIÓN DEL CONTRATO.=================================

1.2 EL PROPIETARIO DECLARA TENER LA POSESIÓN, EN BUENA FE, PÚBLICA Y PACÍFICA, ASÍ COMO SER PROPIETARIO Y/O TENER DERECHO DE OPCIÓN DE COMPRA DE LOS INMUEBLES DENOMINADOS FUNDO ZORGAL, FUNDO SAN MARTÍN Y FUNDO SAN SILVESTRE, CON UN TOTAL DE 1,281.583 (MIL DOSCIENTOS OCHENTA Y UNO PUNTO CINCO OCHO TRES) HECTÁREAS, DETALLADOS EN EL APÉNDICE A DE ESTE CONTRATO (LOS "PREDIOS").==

1.3 EN SU CONDICIÓN DE LEGÍTIMO POSEEDOR, PROPIETARIO Y/O FUTURO PROPIETARIO DE LOS PREDIOS, EL PROPIETARIO TIENE LA INTENCIÓN DE ENTREGAR EN

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

USUFRUCTO, SEGÚN CORRESPONDA, SOLO UNA PORCIÓN DE LOS PREDIOS, CONFORMADA POR **641.080 HECTÁREAS DE LOS PREDIOS ARRIBA SEÑALADOS** (EN ADELANTE, LAS "**ÁREAS**") AL USUFRUCTUARIO, CONFORME AL DETALLE DE LA CLÁUSULA 1.4 SIGUIENTE. ===

1.4 LAS ÁREAS CORRESPONDIENTES A LOS PREDIOS, SERÁN ENTREGADAS POR EL PROPIETARIO AL USUFRUCTUARIO CONFORME AL **CRONOGRAMA DE ENTREGA DE ÁREAS** (EL "**CRONOGRAMA**") QUE A CONTINUACIÓN SE DETALLA:==================

PARTIDA	MÓDULOS	PREDIO Y ÚLTIMO VENDEDOR	ÁREA EN HECTÁREAS	FECHA DE ENTREGA
11148476	5 (TURNOS 6 Y 7) ,7,8,9 Y 10	**SAN MARTIN O TERRANOVA:** PREDIO RÚSTICO DE 850 HA. ANTECEDENTE DOMINIAL PARTIDA 11130864. DEL CUAL SOLO SE ENTREGARÁN **440 HECTÁREAS** (LAS "**PRIMERAS HECTÁREAS**"). ESTAS PRIMERAS HECTÁREAS NO INCLUYEN AL INMUEBLE.	440.000	2 DE NOVIEMBRE DE 2022
11148476	5 Y 6 (EXCEPTO LOS TURNOS 6 Y 7 DEL MÓDULO 5)	**SAN MARTIN O TERRANOVA:** PREDIO RÚSTICO DE 850 HECTÁREAS. ANTECEDENTE DOMINIAL PARTIDA 11130864. DE LAS CUALES SE ENTREGARÁN LAS **200 HECTÁREAS RESTANTES.**	201.080	2 DE NOVIEMBRE DE 2023
TOTAL		**TERRANOVA**	**641.080**	

1.5 LA UBICACIÓN DE LAS ÁREAS POR MÓDULOS, DENTRO DE LOS PREDIOS, SE GRAFICAN EN EL **ANEXO 1**; Y TODA LA INFORMACIÓN DE POZOS DE AGUA, CONSTRUIDOS O POR CONSTRUIRSE EN LOS PREDIOS Y EN LAS ÁREAS (LOS "**POZOS**") SE DETALLAN EN EL **ANEXO 3** DE ESTE CONTRATO. ===

1.6 EL USUFRUCTUARIO ES UNA EMPRESA DEDICADA A LOS CULTIVOS DE PALTA, ARÁNDANOS Y OTRAS FRUTAS Y CULTIVOS CON FINES AGROEXPORTADORES Y AGROINDUSTRIALES, POR LO QUE TIENE EN INTERÉS EN TOMAR POSESIÓN DE LAS ÁREAS PARA ESTOS FINES (EXPLOTACIÓN AGRÍCOLA, AGROINDUSTRIAL Y AGROEXPORTADORA), INCLUYENDO EL USO DE LOS DERECHOS DE AGUA SEÑALADOS EN ESTE CONTRATO (INCLUYENDO LOS POZOS). ASIMISMO, EL USUFRUCTUARIO PODRÍA CEDER SUS DERECHOS DE USUFRUCTO SOBRE LAS ÁREAS O PARTE DE ELLAS O DE ARRENDARLAS, A SUS AFILIADAS, PARA QUE ESTAS LLEVEN A CABO ACTIVIDADES DE CULTIVO Y PRODUCCIÓN DE FRUTA CON FINES AGROEXPORTADORES.===

1.7 EL PROPIETARIO DECLARA QUE LAS ÁREAS CUENTAN CON DOTACIÓN DE AGUA SEÑALADA EN EL **ANEXO 3**, LO QUE HA SIDO CONFIRMADO POR EL USUFRUCTUARIO HABIENDO HECHO SUS PROPIOS ESTUDIOS Y PERFORACIONES. ASIMISMO, EL PROPIETARIO DECLARA QUE CUENTA CON LOS DERECHOS DE USO DE AGUA Y LICENCIAS DE POZOS PERFORADOS NECESARIAS CON RELACIÓN LOS PREDIOS Y A LAS ÁREAS, QUE PERMITIRÁN AL USUFUCTUARIO O A SUS AFILIADAS LLEVAR A CABO SUS ACTIVIDADES DE CULTIVO Y PRODUCCIÓN DE FRUTA CON FINES AGROEXPORTADORES, DE CONFORMIDAD CON LO PREVISTO EN ESTE CONTRATO.===

CLÁUSULA SEGUNDA.- OBJETO DEL CONTRATO=====================================

2.1 MEDIANTE EL PRESENTE CONTRATO EL PROPIETARIO ACEPTA Y SE OBLIGA A ENTREGAR EN USUFRUCTO LAS **ÁREAS** (641.080HA) AL USUFRUCTUARIO PARA UTILIZAR Y EXPLOTAR TALES TERRENOS DE ACUERDO CON LAS DISPOSICIONES DEL CONTRATO (EL "**USUFRUCTO**"). CONFORME CON ELLO, SE OBLIGA A ENTREGAR AL USUFRUCTUARIO LAS ÁREAS PARA SU EXPLOTACIÓN AGRÍCOLA, AGROINDUSTRIAL Y AGROEXPORTADORA CONFORME A LO PREVISTO EN EL CRONOGRAMA. EL USUFRUCTUARIO PODRÁ NEGARSE A RECIBIR LAS ÁREAS QUE A SU CRITERIO NO CUMPLAN CON LOS REQUISITOS Y CONDICIONES DECLARADOS EN ESTE CONTRATO, ENTENDIÉNDOSE EN ESOS CASOS QUE SE TRATARÁ DE UN INCUMPLIMIENTO DE LA OBLIGACIÓN DE ENTREGA DEL PROPIETARIO. EL PROPIETARIO SE OBLIGA A ENTREGAR AL USUFRUCTUARIO TODOS LOS DOCUMENTOS Y SUSTENTO DE LOS CONTRATOS DE COMPRA DE LAS ÁREAS. EN LOS CASOS EN LOS QUE EL PROPIETARIO NO PUEDA ENTREGAR LAS ÁREAS O EL USUFRUCTUARIO NO LAS PUEDA RECIBIR POR NO CUMPLIR ESTAS CON LAS CONDICIONES PACTADAS EN ESTE CONTRATO, SE DEJARÁ DE FORMA AUTOMÁTICA SIN EFECTO EL USUFRUCTO RESPECTO DEL ÁREA O LAS ÁREAS NO ENTREGADA(S) O NO RECIBIDA(S) POR EL USUFRUCTUARIO. EL PROPIETARIO PODRÁ ENTREGAR EN USUFRUCTO OTRAS PORCIONES DE LOS PREDIOS (NO DEFINIDAS COMO ÁREAS), SIN PERJUICIO DE LO PREVISTO EN LA CLÁUSULA **DÉCIMO OCTAVA** (INDEMNIDAD) DE ESTE CONTRATO. ===========================

2.2 LOS PREDIOS EN GENERAL (Y, CONSECUENTEMENTE, LAS ÁREAS) SERÁN UTILIZADOS PARA PLANTAR, CULTIVAR, COSECHAR Y EMPACAR, PALTA ARÁNDANOS Y OTRAS FRUTAS O CULTIVOS CON FINES AGROEXPORTADORES (LAS "**PLANTAS**") CONFORME AL PLANO Y PROYECTO DETALLADO EN EL **ANEXO 2** DE ESTE CONTRATO QUE GRAFICA LA COMPOSICIÓN FÍSICA DE LAS ÁREAS CONFORME AL PROYECTO (EL "**PROYECTO**"). =

2.3 EL PRESENTE CONTRATO, INCLUYE LOS DERECHOS DE USO DE AGUA SUBTERRÁNEA QUE CORRESPONDAN A LAS ÁREAS Y LOS POZOS, LOS CUALES SE DETALLAN EN EL **ANEXO 3** DE ESTE CONTRATO. ==

2.4 EL PROPIETARIO GARANTIZA AL USUFRUCTUARIO QUE GOZARÁ DE LA POSESIÓN Y EL USO DE LAS ÁREAS Y DE LOS POZOS Y DE TODOS LOS DERECHOS CONTEMPLADOS EN ESTE CONTRATO SIN NINGUNA PERTURBACIÓN O LIMITACIÓN (SALVO LO EXPRESAMENTE PREVISTO EN ESTE CONTRATO); SIENDO ASÍ QUE EN CASO SE PRESENTE ALGUNA PERTURBACIÓN O LIMITACIÓN O ACCIÓN QUE AFECTE LAS AREAS MATERIA DEL USUFRUCTO POR CAUSA IMPUTABLE AL PROPIETARIO POR DOLO O NEGLIGENCIA GRAVE, A PARTIR DE LA CELEBRACIÓN DEL PRESENTE CONTRATO, EL PROPIETARIO RESPONDERÁ POR EL DAÑO QUE SE LE OCASIONE AL USUFRUCTUARIO CON TALES PERTURBACIONES O IMPEDIMENTOS SIN NINGUNA LIMITACIÓN. EN TODOS LOS OTROS CASOS EN LOS QUE SE PRESENTE ALGUNA PERTURBACIÓN O LIMITACIÓN O ACCIÓN QUE AFECTE LAS AREAS MATERIA DEL USUFRUCTO POR ACCIÓN U OMISIÓN DEL PROPIETARIO, LA RESPONSABILIDAD DEL PROPIETARIO SE LIMITARÁ A UN MÁXIMO DE US$250,000.00 POR CADA ACTO U OMISIÓN DE ESTE, SIN IMPORTAR EL O LOS EVENTOS QUE DICHO ACTO U OMISIÓN DEL PROPIETARIO CAUSE. =================

2.5 EL ESTUDIO DE TÍTULOS Y LA REVISIÓN DE DUE DILIGENCE LEGAL REALIZADO POR EL USUFRUCTUARIO CON RELACIÓN A LOS PREDIOS Y LAS ÁREAS, NO EXIME AL PROPIETARIO DE LAS RESPONSABILIDADES ASUMIDAS EN VIRTUD DE ESTE CONTRATO

CLÁUSULA TERCERA.- CONTRAPRESTACIÓN===

3.1. POR SU PARTE, EL USUFRUCTUARIO SE OBLIGA A PAGAR COMO CONTRAPRESTACIÓN POR EL USUFRUCTO **US$3,000.00** (TRES MIL Y 00/100 DÓLARES AMERICANOS) POR HECTÁREA EFECTIVAMENTE ENTREGADA (EN ADELANTE LA "**RENTA ANUAL**") CONFORME AL CRONOGRAMA, MÁS EL IMPUESTO GENERAL A LAS VENTAS – IGV; EN DINERO ÍNTEGRAMENTE, AL CONTADO Y CON LAS EXCEPCIONES QUE SE DETALLAN A CONTINUACIÓN:==

a) EL PRIMER PAGO DEL MONTO DE LA RENTA ANUAL SERÁ EFECTUADO DE FORMA ADELANTADA RESPECTO DEL CINCO POR CIENTO (5%) DE LA RENTA ANUAL POR LAS **PRIMERAS HECTÁREAS**, ESTO ES **US$66,000.00** (SESENTA Y SEIS MIL Y 00/100 DÓLARES AMERICANOS) A LA FIRMA DE LA ESCRITURA PÚBLICA QUE ORIGINE LA PRESENTE MINUTA Y PARA LO CUAL EL USUFRUCTUARIO HARÁ TRANSFERENCIA BANCARIA A LA CUENTA QUE LE INDIQUE EL PROPIETARIO.====================

b) EL **SEGUNDO PAGO** DE LA RENTA ANUAL POR LAS **PRIMERAS HECTÁREAS**, CORRESPONDIENTE AL PERÍODO QUE VA DESDE EL 01 DE NOVIEMBRE DE 2022 AL 1 DE NOVIEMBRE DE 2023, ASCENDERÁ A LA SUMA DE **US$1'254,000.00 MÁS IGV**, EQUIVALENTE AL RESTANTE NOVENTA Y CINCO POR CIENTO (95%) DE LA RENTA ANUAL POR LAS PRIMERAS HECTÁREAS. ESTE PAGO SE REALIZARÁ CONTRA ENTREGA DE LAS PRIMERAS HECTÁREAS POR PARTE DEL PROPIETARIO A FAVOR DEL USUFRUCTUARIO. SE DEJARÁ CONSTANCIA NOTARIAL DE LA ENTREGA EFECTIVA DE LAS REFERIDAS ÁREAS. =======================================

c) **LOS PAGOS SUCESIVOS** DEL MONTO DE LA RENTA ANUAL ACTUALIZADA (ES DECIR, LA NUEVA RENTA ANUAL POR EL TOTAL DE LAS ÁREAS, SEGÚN SE DEFINE EN LA CLÁUSULA 3.2 SIGUIENTE) **A PARTIR DEL 01 DE NOVIEMBRE DE 2023 Y HASTA LA CONCLUSIÓN DEL CONTRATO**, SERÁN CANCELADOS POR AÑO ADELANTADO DENTRO DEL MES SIGUIENTE AL INICIO DE CADA PERIODO ANUAL (A PARTIR DEL MES DE NOVIEMBRE DE 2023 EN ADELANTE), MEDIANTE TRANSFERENCIA BANCARIA EN LA CUENTA N°1942599426136, EN EL BANCO DE CRÉDITO DEL PERÚ, DEL PROPIETARIO, SALVO QUE ÉSTE ÚLTIMO COMUNIQUE POR CONDUCTO NOTARIAL CON UNA ANTELACIÓN DE QUINCE (15) DÍAS NATURALES SU DESEO QUE SE CANCELE EN UNA ENTIDAD FINANCIERA DISTINTA, PARA LA CUAL DEBERÁ INDICAR EL NÚMERO DE CUENTA BANCARIO Y CÓDIGO INTERBANCARIO. PARA EFECTO DE CLARIDAD QUEDA ENTENDIDO QUE LA RENTA ANUAL SERÁ PAGADA POR AÑOS ADELANTADOS A PRINCIPIO DE CADA AÑO DEL PLAZO DEL USUFRUCTO.==========

d) EL MONTO CORRESPONDIENTE A LOS **PAGOS SUCESIVOS** CORRESPONDERÁ AL CIEN POR CIENTO (100%) DE LA RENTA ANUAL ACTUALIZADA (ES DECIR, LA NUEVA RENTA ANUAL, SEGÚN SE DEFINE EN LA CLÁUSULA 3.2 SIGUIENTE) POR EL TOTAL DE LAS **ÁREAS EFECTIVAMENTE ENTREGADAS AL SEGUNDO (2°) DE NOVIEMBRE DEL AÑO QUE CORRESPONDA**. ==

e) ADEMÁS, EL USUFRUCTUARIO PAGARÁ LAS DETRACCIONES QUE EXIGE LAS LEYES APLICABLES MEDIANTE DEPÓSITOS EN LA CUENTA N° 0009108538O DEL BANCO DE LA NACIÓN A NOMBRE DEL PROPIETARIO.===================================

3.2. LAS PARTES ACUERDAN QUE, A **PARTIR DEL 01 DE NOVIEMBRE DE 2023**, SE REAJUSTARÁ EL VALOR DE LA RENTA ANUAL - CON LA FINALIDAD DE PRESERVARLA - HASTA EL TÉRMINO DEL CONTRATO. DICHO AJUSTE SE REALIZARÁ INCREMENTANDO LA RENTA ANUAL A RAZÓN DE UN DOS POR CIENTO (2%) ANUAL; SIENDO ÉSTA (LA RENTA ANUAL MÁS AJUSTE POR INFLACIÓN) LA "**NUEVA RENTA ANUAL**" Y SERÁ LA BASE PARA EL AJUSTE DEL AÑO SIGUIENTE. POR LAS ÁREAS QUE SEAN EFECTIVAMENTE ENTREGADAS AL 02 DE NOVIEMBRE 2023 Y, POSTERIORMENTE DE CADA AÑO, SE PAGARÁ LA **NUEVA RENTA ANUAL**.================================

3.3. EL MONTO DE LA RENTA ANUAL (INCLUIDA LA **NUEVA RENTA ANUAL**) INCLUYE EL IMPUESTO A LA RENTA DE CARGO DEL PROPIETARO; ASÍ COMO CUALQUIER OTRO IMPUESTO QUE GRAVE DIRECTAMENTE LA PROPIEDAD DEL PREDIO (SIN INCLUIR LAS MEJORAS, TAL COMO ESTAS SE DEFINEN MÁS ADELANTE) O CUALQUIER OTRO CONCEPTO (CON EXCEPCIÓN DEL IGV U OTRO TRIBUTO QUE GRAVE EL DERECHO DE POSESIÓN, DE SER EL CASO) QUE SEA IMPUESTO POR EL ESTADO O CUALQUIER AUTORIDAD DEL GOBIERNO DURANTE LA EJECUCIÓN DEL CONTRATO, LOS CUALES SERÁN DE CARGO, CUENTA Y RIESGO DEL PROPIETARIO, TALES COMO, SIN LIMITAR, EL IMPUESTO PREDIAL O CUALQUIER TRIBUTO QUE SE IMPONGA SOBRE LA PROPIEDAD DE LAS ÁREAS O LOS PREDIOS SIN INCLUIR LAS MEJORAS. ========================

ANA MARÍA VIDAL HERMOZA
NOTARIA DE LIMA

CLÁUSULA CUARTA.- PLAZO DEL CONTRATO DE USUFRUCTO==========================

4.1. EL CONTRATO TENDRÁ UNA **VIGENCIA DE VEINTICINCO (25) AÑOS Y CUATRO MESES**, EL CUAL SE COMPUTARÁ A PARTIR DEL 02 DE NOVIEMBRE DE 2022 Y **VENCERÁ EL 1 DE NOVIEMBRE DE 2047 DE MANERA FORZOSA PARA EL PROPIETARIO**, A MENOS QUE EL USUFRUCTUARIO NOTIFIQUE AL PROPIETARIO POR ESCRITO SOBRE SU INTENCIÓN DE RESOLVER EL CONTRATO TOTAL O PARCIALMENTE MEDIANTE UNA NOTIFICACIÓN CURSADA **UN (1) AÑO ANTES DEL MES DE NOVIEMBRE** DE CADA AÑO. EN CASO DE RESOLUCIÓN TOTAL (TERMINACIÓN) O PARCIAL DEL CONTRATO (DEVOLUCIÓN DE ÁREAS) POR DECISIÓN UNILATERAL DEL USUFRUCTURAIO, ESTE PAGARÁ AL PROPIETARIO UNA PENALIDAD QUE SE DETALLA EN LA **TABLA** SIGUIENTE POR CADA HECTÁREA NETA QUE SE DEVUELTA AL PROPIETARIO, O RESPECTO DE LAS CUALES SE DEJE SIN EFECTO EL USUFRUCTO ("**PENALIDAD POR TERMINACIÓN ANTICIPADA**"): ===

PERÍODO DE ENTRADA EN VIGENCIA DE LA TERMINACIÓN ANTICIPADA UNILATERAL (O DEVOLUCIÓN DE ÁREAS) SOLICITADA POR EL USUFRUCTUARIO:	**MONTO EN US$ DE LA PENALIDAD POR TERMINACIÓN ANTICIPADA:**
DENTRO DEL PRIMER (1°) AÑO AL DÉCIMO (10°) AÑO (INCLUSIVE):	US$7,500.00 POR HECTÁREA
DENTRO DEL UNDÉCIMO (11°) AÑO AL VIGÉSIMO (20°) AÑO (INCLUSIVE):	US$5,000.00 POR HECTÁREA
DENTRO VIGÉSIMO PRIMERO (21°) AÑOS AL VIGÉSIMO QUINTO (25°) AÑO (INCLUSIVE):	US$2,000.00 POR HECTÁREA

4.2. VENCIDO EL PLAZO SIN RENOVACIÓN, O TERMINADO EL CONTRATO, SIN QUE EL USUFRUCTUARIO CUMPLA CON DEVOLVER LAS ÁREAS (QUE LE FUERON EFECTIVAMENTE ENTREGADAS) AL PROPIETARIO, EL USUFRUCTUARIO DEBERÁ PAGAR UNA **PENALIDAD POR NO DEVOLUCIÓN DE LAS ÁREAS**, ("**PENALIDAD POR NO DEVOLUCIÓN**") EQUIVALENTE AL 20% DE LA NUEVA RENTA ANUAL DIVIDIDA ENTRE TREINTA (30) A FAVOR DEL PROPIETARIO POR CADA HECTÁREA A SER DEVUELTA, POR CADA DÍA DE ATRASO EN LA DEVOLUCIÓN DE LAS ÁREAS EFECTIVAMENTE ENTREGADAS, SIN PERJUICIO DE LA PARTE PROPORCIONAL DE LA RENTA ANUAL QUE PUEDA CORRESPONDER HASTA EL MOMENTO DE LA DEVOLUCIÓN EFECTIVA, Y QUE NO SIGNIFICARÁ ACEPTACIÓN DE PRÓRROGA DEL USUFRUCTO POR PARTE DEL PROPIETARIO. LAS PARTES ESTABLECEN QUE NO APLICARÁ A ESTE CONTRATO LA RENOVACIÓN AUTOMÁTICA, PRÓRROGA Y/O DESNATURALIZACIÓN DEL PLAZO ESTABLECIDO EN EL CONTRATO, SALVO PACTO EXPRESO Y POR ACUERDO DE LAS PARTES.==

CLÁUSULA QUINTA.- PROPIEDAD DE LAS PLANTAS Y LOS FRUTOS, PROPIEDAD INTELECTUAL

5.1. DE ACUERDO CON LOS OBJETIVOS DE ESTE CONTRATO, LAS PLANTAS QUE SEAN PLANTADAS EN LAS ÁREAS POR EL USUFRUCTUARIO O POR QUIEN ESTE AUTORICE (INCLUYENDO SEMILLAS, HOJAS, BROTES Y FLORES, ENTRE OTROS COMPONENTES DE LAS PLANTAS Y LA PROPIEDAD INTELECTUAL RELACIONADA CON LAS MISMAS, TAL COMO SE DEFINE MÁS ADELANTE) NO SE INCORPORARÁN A LOS PREDIOS NI A LAS ÁREAS COMO PRODUCTOS ACCESORIOS O INTEGRANTES DE ESTOS. POR LO QUE EL PROPIETARIO NO SERÁ TITULAR DE NINGÚN DERECHO REAL U OBLIGATORIO CON RELACIÓN A LAS PLANTAS. EL PROPIETARIO RENUNCIA DE MANERA IRREVOCABLE A RECLAMAR, EXIGIR O SOLICITAR A SU FAVOR CUALQUIER DERECHO O PRERROGATIVA SOBRE LAS PLANTAS.===

5.2. SIN PERJUICIO DE LO ANTERIOR, EL PROPIETARIO Y EL USUFRUCTUARIO RECONOCEN QUE LAS VARIEDADES DE **ARÁNDANOS** QUE SE SIEMBRE O CULTIVEN EN LOS PREDIOS SON DE PROPIEDAD DE TERCEROS CON LOS QUE EL USUFRUCTUARIO O SUS AFILIADAS HAN SUSCRITO CONTRATOS DE LICENCIA RESPECTO DE LA PROPIEDAD INTELECTUAL (SEGÚN SE DEFINE MÁS ADELANTE); ADEMÁS, SE RECONOCE QUE LAS FLORES, POLEN, FRUTAS Y SEMILLAS, Y TODOS LOS RETOÑOS, MUTACIONES, FORMAS ABERRANTES O NUEVAS VARIEDADES DE ARÁNDANOS SON DE PROPIEDAD DE LOS REFERIDOS TERCEROS. ASIMISMO, EL PROPIETARIO DECLARA CONOCER QUE LOS FRUTOS PROVENIENTES DE LAS PLANTAS (SIN LIMITARSE A LOS ARÁNDANOS) (LOS "**FRUTOS**") SON DE PROPIEDAD DEL USUFRUCTUARIO O DE QUIEN ESTE LE INDIQUE, LOS CUALES SERÁN COMERCIALIZADOS POR EL USUFRUCTUARIO O POR QUIEN ESTE DISPONGA DE MANERA LIBRE E IRRESTRICTA. ===================================

5.3. ASIMISMO, TODOS LOS DERECHOS DE PROPIEDAD INTELECTUAL (PATENTES, VARIEDADES Y MATERIAL GENÉTICO DE LOS PRODUCTORES) RESPECTO DE LAS PLANTAS Y FRUTOS (LA "**PROPIEDAD INTELECTUAL**") SON O SERÁN DE PROPIEDAD DEL USUFRUCTUARIO O DE QUIEN ESTE LE INDIQUE AL PROPIETARIO.==================

5.4. EN TAL SENTIDO, SE PRECISA QUE EL USUFRUCTUARIO O A QUIEN ESTE AUTORICE, SE OBLIGA A RETIRAR Y/O ELIMINAR COMPLETAMENTE LAS PLANTAS Y FRUTOS QUE EL USUFRUCTUARIO O SUS AFILIADAS DESARROLLEN DENTRO DE SU ACTIVIDAD AGRÍCOLA EN LOS PREDIOS AL TÉRMINO DE EJECUCIÓN DEL CONTRATO SIN PERJUDICAR, DAÑAR Y/O INUTILIZAR LAS MEJORAS REALIZADAS E INSTALADAS. CON TAL FINALIDAD, LAS PARTES ACUERDAN, ESTABLECER UN PLAZO **DE TREINTA (30) DÍAS NATURALES** CONTADOS A PARTIR DEL TÉRMINO DEL PLAZO O RESOLUCIÓN DEL CONTRATO, PARA QUE EL USUFRUCTUARIO PROCEDA CON EL CUMPLIMIENTO DE LO PREVISTO EN EL PRESENTE PUNTO; VENCIDO EL PLAZO Y DE NO HABERSE CUMPLIDO CON LO ESTABLECIDO, EL USUFRUCTUARIO DEBERÁ PAGAR LA PENALIDAD POR NO DEVOLUCIÓN SEÑALADA EN LA CLÁUSULA 4.2, A FAVOR DEL PROPIETARIO POR CADA DÍA DE ATRASO EN LA DEVOLUCIÓN DE LAS ÁREAS.==============================

5.5. SIN PERJUICIO DE LO ANTERIOR, Y DE MANERA ESPECÍFICA, EL PROPIETARIO Y EL USUFRUCTUARIO, RECONOCEN QUE EL **USUFRUCTUARIO HA** SUSCRITO UN CONTRATO DE SUBLICENCIA CON LA EMPRESA DRISCOLL PERÚ S.A.C. ("**DRISCOLL PERÚ**") QUIEN CUENTA CON LA LICENCIA DE DRISCOLL INC. ("**DRISCOLL**") COMO ÚNICO Y EXCLUSIVO PROPIETARIO DE LAS VARIEDADES DE ARÁNDANOS QUE SE SIEMBRE O CULTIVE EN LAS ÁREAS. ASÍ, EN VIRTUD DEL CONTRATO DE SUBLICENCIA SE HA OTORGADO AL USUCFRUCTUARIO SOLO UNA LICENCIA RESPECTO DE LA PROPIEDAD INTELECTUAL EN LAS VARIEDADES DE ARÁNDANOS; EN EL QUE SE RECONOCE, ADEMÁS, QUE LAS FLORES, POLEN, FRUTAS Y SEMILLAS, Y TODOS LOS RETOÑOS, MUTACIONES, FORMAS ABERRANTES O NUEVAS VARIEDADES DE ARÁNDANOS QUE SIEMBRE EL USUFRUCTUARIO EN LAS ÁREAS SON DE PROPIEDAD DE DRISCOLL PERÚ Y/O DE DRISCOLL. ADEMÁS, DE CONFORMIDAD CON EL CONTRATO DE COMERCIALIZACIÓN SUSCRITO ENTRE EL USUFRUCTURAIO Y DRISCOLL, EL USUFRUCTUARIO SOLO PLANTARÁ, CULTIVARÁ Y COSECHARÁ LAS VARIEDADES DE ARÁNDANOS SOBRE LAS CUALES SE CONCEDIÓ LA SUBLICENCIA NO EXCLUSIVA, Y LA VENTA, Y COMERCIALIZACIÓN DE LOS FRUTOS SE REALIZARÁ POR LOS CANALES DE DISTRIBUCIÓN DE DRISCOLL.==

5.6. DE ESTE MODO, EL PROPIETARIO Y EL USUFRUCTUARIO RECONOCEN QUE TODOS LOS DERECHOS DE PROPIEDAD INTELECTUAL RESPECTO DE LOS ARÁNDANOS QUE CULTIVE EL USUFRUCTUARIO EN LAS ÁREAS SON DE PROPIEDAD DE DRISCOLL. ASÍ, LAS PARTES EXPRESAMENTE RECONOCEN QUE ESTAS PLANTAS Y SUS FRUTOS NO SON PRODUCTOS O PARTES ACCESORIAS DE LAS ÁREAS NI FRUTOS NATURALES DE LAS MISMAS, Y QUE, POR EL CONTRARIO, SON INDEPENDIENTES Y SEPARADAS DE LAS MISMAS. EN CONSECUENCIA, NI EL PROPIETARIO NI EL USUFRUCTUARIO POSEEN EL DERECHO DE PROPIEDAD Y/U OTRO TÍTULO SOBRE ESTOS ACTIVOS. A LA TERMINACIÓN DEL CONTRATO, EL USUFRUCTUARIO SE OBLIGA A RETIRAR LAS PLANTAS Y SUS FRUTOS DE LAS ÁREAS.==

5.7. CONFORME CON ELLO, ES DE PERFECTA APLICACIÓN LO PREVISTO EN ESTA CLÁUSULA QUINTA, A LOS ARÁNDANOS QUE SEAN CULTIVADOS Y SEMBRADOS POR EL

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

USUFRUCTUARIO EN LAS ÁREAS, LO QUE, DESDE YA, ES ACEPTADO POR EL PROPIETARIO DE FORMA ANTICIPADA. ==

CLÁUSULA SEXTA.- MODIFICACIONES , MEJORAS E INSTALACIONES COMPARTIDAS========

6.1 DADA LA NATURALEZA DE LAS OPERACIONES QUE SE REALIZARÁN EN LAS ÁREAS, EL USUFRUCTUARIO ESTÁ AUTORIZADO PARA CONSTRUIR O INSTALAR EN LAS ÁREAS DETERMINADA INFRAESTRUCTURA O INSTALACIONES (OFICINAS, CAMPAMENTOS, ALMACENES, HABITACIONES, MATRICES, SUB MATRICES, SISTEMAS DE RIEGO, TUBERÍAS , RESERVORIOS, TOMAS DE AGUA, CANALES, CAMINOS, VÍAS DE ACCESO, FACILIDADES DE EMPAQUE O TRANSPORTE, SISTEMAS DE ELECTRIFICACIÓN O GENERACIÓN, ETC.) QUE ES NECESARIA O CONVENIENTE PARA EL DESARROLLO DE SUS OPERACIONES (LAS "MEJORAS"). MEDIANTE EL PRESENTE INSTRUMENTO EL PROPIETARIO AUTORIZA AL USUFRUCTUARIO A EJECUTAR EL PROYECTO Y SUS OPERACIONES CONEXAS, INCLUSIVE TRABAJOS RELACIONADOS CON DICHA INFRAESTRUCTURA.==

6.2 TODAS LAS MODIFICACIONES Y/O MEJORAS HECHAS POR EL USUFRUCTUARIO QUE NO PUEDAN SER RETIRADAS SIN AFECTAR LOS PREDIOS (O LAS ÁREAS), QUEDARÁN A FAVOR Y EN BENEFICIO DE LOS PREDIOS Y EL PROPIETARIO, SIN QUE AL PROPIETARIO TENGA LA OBLIGACIÓN DE EFECTUAR REEMBOLSO, PAGO Y/O COMPENSACIÓN DE SU VALOR A FAVOR DEL USUFRUCTUARIO.=======================================

6.3 QUEDA EXPRESAMENTE ESTABLECIDO, QUE, CON EXCEPCIÓN DE LOS BIENES Y EQUIPOS EXISTENTES EN LOS PREDIOS O LAS ÁREAS A LA FIRMA DEL CONTRATO, LOS BIENES MUEBLES O EQUIPOS (SIN LIMITAR) COMO: MANGUERAS, BOMBAS, CUBIERTAS DE RESERVORIOS, FACILIDADES DE EMPAQUE, TRACTORES, CAMIONETAS, MOTOCICLETAS, GRUPOS ELECTRÓGENOS, ESCRITORIOS, SILLAS, ESTANTES, COMPUTADORAS, SERVIDORES, SOPORTES DE INFORMACIÓN, O CUALQUIER OTRO SIMILAR, Y CUYO RETIRO NO AFECTA NI PERJUDICA A LAS ÁREAS, SON DE PROPIEDAD DEL USUFRUCTUARIO Y NO ESTÁN CONSIDERADOS COMO MEJORAS; POR LO QUE, AL TÉRMINO DEL USUFRUCTO DEBERÁ PROCEDER A RETIRARLOS COMPLETAMENTE DE LOS PREDIOS, SALVO PACTO EXPRESO Y POR ESCRITO EN CONTRARIO.============

6.4 LAS PARTES ACUERDAN, ESTABLECER UN PLAZO DE TREINTA (30) DÍAS NATURALES CONTADOS A PARTIR DEL TÉRMINO O RESOLUCIÓN DEL CONTRATO, PARA QUE EL USUFRUCTUARIO PROCEDA CON EL CUMPLIMIENTO DE LO PREVISTO EN EL PUNTO PRECEDENTE (6.3); VENCIDO EL PLAZO Y DE NO HABERSE CUMPLIDO CON LO ESTABLECIDO, EL USUFRUCTUARIO DEBERÁ PAGAR LA PENALIDAD A QUE SE REFIERE LA CLÁUSULA 4.2. POR CADA DÍA DE ATRASO EN LA DEVOLUCIÓN DE LAS ÁREAS. LO ANTERIOR NO SIGNIFICA QUE EL PROPIETARIO CONSIENTA QUE EL USUFRUCTUARIO PERMANEZCA EN LAS ÁREAS Y ACCEDA A LAS MEJORAS, DESPUÉS DE VENCIDO EL PLAZO PREVISTO EN ESTE CONTRATO PARA DEVOLVER LAS ÁREAS Y ENTREGAR LAS MEJORAS.===

6.5 EN VIRTUD DE ESTE CONTRATO, LAS PARTES ACUERDAN USAR DE MANERA CONJUNTA LAS INSTALACIONES QUE ACTUALMENTE SE ENCUENTRAN UBICADAS EN LA PARTE NORTE DEL MÓDULO 5 Y 6 DE LAS ÁREAS (LAS "INSTALACIONES ACTUALES") Y

GRAFICADAS COMO TAL EN EL ANEXO 1.2 DE ESTE CONTRATO. ESTE USO COMPARTIDO SERÁ REGULADO POR LAS MISMAS PARTES EN EL MOMENTO QUE SE ENTREGUEN LAS PRIMERAS HECTÁREAS, DE BUENA FE, Y DE FORMA RAZONABLE, DE TAL MANERA QUE NO SE IMPIDA EL PLENO EJERCICIO DEL DERECHO DE USUFRUCTO OTORGADO EN ESTE CONTRATO. ESTE DERECHO DEL PROPIETARIO DE USAR LAS INSTALACIONES ACTUALES DE MANERA CONJUNTA CON EL USUFRUCTUARIO, ES HABIDA CUENTA QUE EL USUFRUCTO A FAVOR DE ESTE ÚLTIMO INCLUYE DICHAS INSTALACIONES QUE DAN SERVICIO A ÁREAS FUERA DEL USUFRUCTO. SE EXCLUYEN DE ESTA DISPOSICIÓN CUALQUIER INSTALACIÓN, EDIFICACIÓN O FACILIDAD (O MEJORA) QUE CONSTRUYA EL USUFRUCTUARIO DENTRO DE LAS ÁREAS, LAS QUE SERÁN DE USO EXCLUSIVO Y EXCLUYENTE POR EL USUFRUCTARIO DURANTE LA VIGENCIA DE ESTE CONTRATO.==

CLÁUSULA SEPTIMA.- OBLIGACIONES DEL USUFRUCTUARIO===========================

EL USUFRUCTUARIO ACUERDA:===

a) RECIBIR LAS ÁREAS DE LOS PREDIOS (INCLUYENDO LOS POZOS Y SU INFRAESTRUCTURA) CONFORME A LO ESTABLECIDO EN EL CRONOGRAMA, CUIDARLOS, MANTENERLOS DILIGENTEMENTE Y EXPLOTARLOS DE LA FORMA NORMAL Y HABITUAL.==

b) PAGAR OPORTUNAMENTE LOS SERVICIOS PÚBLICOS PRESTADOS EN BENEFICIO DE LAS ÁREAS Y CUALQUIER OTRO SERVICIO PÚBLICO PERTINENTE, ASÍ COMO LOS ARBITRIOS O CUALQUIER TRIBUTO QUE GRAVE LA POSESIÓN O EL USO DE SERVICIOS A FAVOR DE LAS ÁREAS.===

c) CURSAR NOTIFICACIÓN ESCRITA AL PROPIETARIO SOBRE CUALQUIER ROBO, PERTURBACIÓN O IMPOSICIÓN DE SERVIDUMBRE O GRAVAMEN EN CONTRA DE LAS ÁREAS, ASÍ COMO CONTAR CON LOS SEGUROS Y PÓLIZAS NECESARIOS PARA PROTEGER EL PROYECTO CONFORME A LOS ESTÁNDARES REGULARES DE LA INDUSTRIA.===

d) PAGAR OPORTUNAMENTE LA CONTRAPRESTACIÓN DENTRO DEL PLAZO Y LUGAR ACORDADOS.==

e) CUMPLIR CON LAS NORMAS EMITIDAS POR EL SERVICIO NACIONAL DE SANIDAD AGRARIA (SENASA) EN RELACIÓN CON LAS PLANTAS Y LOS FRUTOS Y/O CUALQUIER CULTIVO, PLANTAS O ANIMALES ALOJADOS EN LAS ÁREAS DURANTE EL PLAZO DE ESTE CONTRATO.==

f) DEVOLVER LAS ÁREAS (INCLUYENDO, SIN LIMITAR, LOS POZOS Y SUS INSTALACIONES Y EQUIPOS) Y ENTREGAR LAS MEJORAS AL FINAL DEL CONTRATO EN BUENAS CONDICIONES, SIN NINGÚN DETERIORO ADICIONAL SALVO EL DERIVADO DEL USO NORMAL COMO TERRENO AGRÍCOLA, SIN PLANTAS NI FRUTOS.===================

g) HACERSE RESPONSABLE DE LOS DAÑOS QUE OCASIONEN A LOS PREDIOS O A LAS ÁREAS, SU PERSONAL, DEPENDIENTES O USUARIOS.============================

h) PERMITIR QUE EL PROPIETARIO O CUALQUIERA DE SUS REPRESENTANTES VISITEN O INSPECCIONEN LAS ÁREAS, CADA VEZ QUE SE SOLICITE POR ESCRITO CON CINCO (5)

ANA MARÍA VIDAL HERMOZA
NOTARIA DE LIMA

DÍAS HÁBILES DE ANTICIPACIÓN Y EN LAS FECHAS Y HORARIOS QUE SE ACUERDE RAZONABLEMENTE CON EL USUFRUCTUARIO.======================================

i) CUMPLIR CON TODAS LAS DEMÁS OBLIGACIONES QUE IMPONGAN LAS LEYES APLICABLES Y EL PRESENTE CONTRATO.==

j) CUMPLIR CON SUS OBLIGACIONES ANTE LA AUTORIDAD DEL AGUA Y OTRAS OBLIGACIONES RELACIONADAS CON LOS PREDIOS Y/O LAS ÁREAS Y/O LOS POZOS EN SU CALIDAD DE POSESIONARIO Y/O DE USUARIO. ================================

k) UTILIZAR LOS POZOS DE MANERA CORRECTA Y DILIGENTE, LLEVAR A CABO TODAS LAS LABORES DE MANTENIMIENTO Y DE PREVENCIÓN QUE SEAN NECESARIAS PARA MANTENERLOS EN CONDICIONES SIMILARES EN LAS QUE LE FUERON ENTREGADOS.==

l) PAGAR LOS DERECHOS DE AGUA A LA JUNTA DE USUARIOS DE RIEGO PARA LO CUAL DEBERÁ SOLICITAR SU INSCRIPCIÓN ANTE LA ADMINISTRACIÓN TÉCNICA DEL DISTRITO DE OLMOS Y CUMPLIR CON SUS OBLIGACIONES COMO POSESIONARIO DE LAS ÁREAS ANTE LA AUTORIDAD DEL AGUA LOCAL.===

m) PRESENTAR OPORTUNAMENTE ANTE LA AUTORIDAD DEL AGUA LOCAL EL PLAN ANUAL DE CULTIVOS Y RIEGO EN COORDINACIÓN CON EL PROPIETARIO.==================

n) RESPETAR LAS SERVIDUMBRES QUE PUEDAN ESTAR AFECTANDO A LOS PREDIOS Y A LAS ÁREAS==

<u>CLÁUSULA OCTAVA.-</u> <u>OBLIGACIONES DEL PROPIETARIO</u>===========================

EL PROPIETARIO ESTÁ OBLIGADO A:==

a) ENTREGAR AL USUFRUCTUARIO LAS ÁREAS CONFORME AL CRONOGRAMA DE ESTE CONTRATO.==

b) PERMITIR QUE EL USUFRUCTUARIO MANTENGA LA POSESIÓN DE LAS ÁREAS DURANTE TODO EL PLAZO DEL PRESENTE CONTRATO Y HASTA SU VENCIMIENTO INDICADO EN LA CLÁUSULA CUARTA.===

c) CUMPLIR CON SUS OBLIGACIONES ANTE LA AUTORIDAD DEL AGUA Y OTRAS OBLIGACIONES RELACIONADAS CON LOS PREDIOS Y/O LAS ÁREAS EN SU CALIDAD DE PROPIETARIO CONFORME A LAS LEYES APLICABLES.==============================

d) ASEGURAR AL USUFRUCTUARIO LOS DERECHOS DE USO DE AGUA Y LAS LICENCIAS Y PERMISOS DE ESTUDIOS Y EJECUCIÓN DE OBRA **CON LOS QUE CUENTE RESPECTO DE LAS ÁREAS** SEGÚN LO ACORDADO EN EL PRESENTE CONTRATO.===================

e) CUMPLIR CON SUS OBLIGACIONES COMO PROPIETARIO DE LOS PREDIOS ANTE LA AUTORIDAD DEL AGUA LOCAL CONFORME A LAS LEYES APLICABLES.================

f) RECONOCER Y ABSTENERSE DE AFECTAR LOS DERECHOS DE TERCEROS (SIN LIMITAR A DRISCOLL Y DRISCOLL PERÚ) SOBRE LAS PLANTAS Y LOS FRUTOS CONTEMPLADOS EN EL PRESENTE CONTRATO.==

g) FIRMAR O SUSCRIBIR CUALQUIER DOCUMENTO QUE SOLICITE RAZONABLEMENTE EL USUFRUCTUARIO PARA OBTENER LOS PERMISOS, LICENCIAS O AUTORIZACIONES SIMILARES, QUE SEAN NECESARIOS CON RESPECTO AL PROYECTO O LAS ÁREAS.====

h) ABSTENERSE DE TOMAR ALGUNA ACCIÓN, PROMOVER O AUTORIZAR QUE SE TOME ALGUNA ACCIÓN O REALIZAR UN ACTO DIRIGIDO A OBTENER LA POSESIÓN O EL

TÍTULO SOBRE LAS PLANTAS, LOS FRUTOS Y/O LA PROPIEDAD INTELECTUAL RELACIONADA CON LOS MISMOS.==

i) ABSTENERSE DE TOMAR EN LOS PREDIOS O EN LAS ÁREAS ALGUNA ACCIÓN O PROMOVER O AUTORIZAR QUE SE TOME ALGUNA ACCIÓN QUE PUDIERA OTORGAR A ALGÚN OTRO PROYECTO ASOCIADO AL PROPIETARIO DERECHOS DE PRIORIDAD SOBRE EL AGUA Y LA ENERGÍA ELÉCTRICA NECESARIOS PARA EL PROYECTO.========

j) EN CASO SE DESARROLLE ALGÚN CULTIVO EN LA PARTE DE LOS PREDIOS NO ENTREGADA EN USUFRUCTO Y/O EN CUALQUIER TERRENO QUE FORME PARTE DE LAS ÁREAS O LOS PREDIOS, SE OBLIGA A HACER SU MAYOR ESFUERZO PARA QUE QUIÉN DESARROLLE LAS ACTIVIDADES SE SOMETA A LAS NORMAS Y DISPOSICIONES RELACIONADAS A LAS BUENAS PRÁCTICAS AGRÍCOLAS ESTABLECIDAS POR LA AUTORIDAD COMPETENTE, SEA NACIONAL, REGIONAL O MUNICIPAL INCLUIDOS SIN LIMITAR EL SENASA, MINISTERIO DE AGRICULTURA Y RIEGO, GOBIERNOS REGIONALES O MUNICIPALES, SEAN PROVINCIALES O DISTRITALES, ASÍ COMO AUTORIDADES GREMIALES DE LA ZONA, RECONOCIDAS Y DE LAS QUE FORME O NO PARTE COMO SOCIEDAD O EMPRESA, Y/O ASEGURARSE, MEDIANTE LA INCLUSIÓN DE UNA CLÁUSULA AL RESPECTO EN EL CONTRATO RESPECTIVO, DE, A QUIEN ENTREGUE EN POSESIÓN DICHAS TIERRAS, TAMBIÉN SE COMPROMETA A ELLO, CON LA FINALIDAD DE NO AFECTAR LOS CULTIVOS DEL USUFRUCTUARIO O LA OPERACIÓN DE ESTE EN LAS ÁREAS. ASIMISMO, SE COMPROMETE, SIEMPRE Y CUANDO SEA POSIBLE Y REQUERIDO, A IMPLEMENTAR PROGRAMAS DE MANEJO INTEGRADO DE PLAGAS DE FORMA CONJUNTA CON EL USUFRUCTUARIO.==================================

k) ADEMÁS, SE COMPROMETE A COORDINAR CON EL USUFRUCTUARIO Y/O DESPLEGAR SUS MEJORES ESFUERZOS PARA MANTENER LA SEGURIDAD DE LOS PREDIOS QUE SE ENCUENTREN BAJO SU CONTROL O POSESIÓN. ESTAS MEDIDAS DE SEGURIDAD INCLUYEN EN GENERAL, LA MITIGACIÓN CONJUNTA DE CUALQUIER RIESGO EN LOS PREDIOS QUE PUEDA PERJUDICAR LAS ACTIVIDADES DEL USUFRUCTUARIO EN LAS ÁREAS Y POZOS, ASÍ COMO EN LAS VÍAS DE ACCESO.============================

l) CUMPLIR CON CUALQUIER OTRO DEBER PRESCRITO POR LAS LEYES APLICABLES Y EL PRESENTE CONTRATO, EN SU CONDICIÓN DE TITULAR DE LOS PREDIOS Y LAS ÁREAS.=

<u>CLÁUSULA NOVENA</u>.- <u>PAGO DE SERVICIOS E IMPUESTOS</u>=================================

9.1 EL USUFRUCTUARIO SERÁ RESPONSABLE DEL PAGO DEL AGUA Y LA ELECTRICIDAD QUE EFECTIVAMENTE CONSUMA DE CONFORMIDAD CON EL PRESENTE CONTRATO, ASÍ COMO DE LOS GASTOS REQUERIDOS PARA SUS OPERACIONES Y ACTIVIDADES, DE LOS IMPUESTOS MUNICIPALES Y DE OTROS IMPUESTOS APLICABLES A SU NEGOCIO Y ACTIVIDADES.==

9.2 ASIMISMO, EL PROPIETARIO DEBERÁ PAGAR EL IMPUESTO PREDIAL APLICABLE QUE ESTABLEZCA LA LEY APLICABLE.===

<u>CLÁUSULA DÉCIMA.-</u> DECLARACIONES Y GARANTÍAS===================================

10.1 POR EL PRESENTE CONTRATO, EL PROPIETARIO DECLARA AL USUFRUCTUARIO QUE==

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

1. EXISTENCIA CORPORATIVA; CUMPLIMIENTO CON LA LEY==============================

(a) ES UNA SOCIEDAD ANÓNIMA QUE SE CONSTITUYÓ DEBIDAMENTE Y CON PERSONALIDAD JURÍDICA VÁLIDA EN VIRTUD DE LA LEY DE LA JURISDICCIÓN DE SU CONSTITUCIÓN. SE ADJUNTA EN DOCUMENTO PRIVADO COPIA DE LA ESCRITURA PÚBLICA DE CONSTITUCIÓN DEL PROPIETARIO Y SU FICHA RUC. ===================

SU REPRESENTANTE ES UNA PERSONA NATURAL CON CAPACIDAD LEGAL EN VIRTUD DE LA LEY APLICABLE, QUE CUENTA CON PODERES O CAPACIDAD DE REPRESENTACIÓN SUFICIENTE, LOS MISMOS QUE SERÁN ADJUNTADOS A LA ESCRITURA PÚBLICA QUE ESTA MINUTA ORIGINE.==================================

(b) ESTÁ FACULTADO PARA POSEER SUS PROPIOS ACTIVOS Y REALIZAR SUS NEGOCIOS SEGÚN LOS CONDUCE ACTUALMENTE O CONTEMPLA CONDUCIRLOS.================

2. FACULTAD Y AUTORIDAD; OBLIGACIONES VINCULANTES==============================

(a) ESTÁ FACULTADO PARA CELEBRAR Y CUMPLIR Y HA ADOPTADO TODAS LAS ACCIONES NECESARIAS PARA AUTORIZAR LA CELEBRACIÓN Y CUMPLIMIENTO DE ESTE CONTRATO. LA AUTORIZACIÓN SE ADJUNTARÁ EN LA ESCRITURA PÚBLICA QUE ESTA MINUTA ORIGINE.===

(b) LAS OBLIGACIONES QUE SE EXPRESA SERÁN ASUMIDAS POR EL PROPIETARIO EN ESTE CONTRATO, SON OBLIGACIONES LEGALES, VÁLIDAS, VINCULANTES Y EXIGIBLES DE ACUERDO CON LA LEY APLICABLE.===

3. INEXISTENCIA DE INCUMPLIMIENTO==

EL PROPIETARIO NO HA INCURRIDO NI ES POSIBLE QUE INCURRA, COMO RESULTADO DE LA CELEBRACIÓN Y CUMPLIMIENTO DE SUS OBLIGACIONES EN VIRTUD DE ESTE CONTRATO, EN LA VIOLACIÓN DE LA LEY APLICABLE, EN ALGUNA MEDIDA O DE ALGUNA FORMA QUE PODRÍA ESPERARSE RAZONABLEMENTE QUE TENGA UN EFECTO SUSTANCIALMENTE ADVERSO, NI EN UNA CONTRAVENCIÓN O EN UNA FALTA EN VIRTUD DE UN ACUERDO DEL QUE SEA PARTE O QUE TENGA CARÁCTER VINCULANTE PARA ESTA O CUALQUIERA DE SUS ACTIVOS.===

4. INEXISTENCIA DE PROCESOS PENDIENTES O INMINENTES=========================

NO ESTÁ PENDIENTE RESPECTO DE LAS AREAS NINGÚN LITIGIO, INVESTIGACIÓN, ARBITRAJE O PROCESO ADMINISTRATIVO A CARGO O ANTE UN JUZGADO, TRIBUNAL, ÓRGANO DE ARBITRAJE O ENTIDAD DE GOBIERNO, PROMOVIDO POR EL PROPIETARIO O EN CONTRA DE ESTE O SUS BIENES O INGRESOS (INCLUYENDO SIN LIMITAR LOS PREDIOS), SUS DERECHOS SOBRE LOS PREDIOS O QUE PODRÍA AFECTAR EL DESARROLLO DEL PROYECTO.===

5. TRIBUTACIÓN===

EL PROPIETARIO HA PAGADO DEBIDA Y PUNTUALMENTE, Y HA CUMPLIDO CON TODOS LOS IMPUESTOS QUE LE APLIQUEN COMO PERSONA JURÍDICA O A SUS ACTIVOS, INCLUYENDO SIN LIMITAR A LOS PREDIOS, DENTRO DEL PLAZO ESTABLECIDO Y SIN INCURRIR EN PENALIDADES, SALVO EN LA MEDIDA QUE:======================================

(A) EL PAGO SEA IMPUGNADO DE BUENA FE;=====================================

(B) MANTENGA RESERVAS ADECUADAS PARA DICHOS TRIBUTOS; Y,==================

(C) EL PAGO PUEDA SER RETENIDO LEGALMENTE.=================================

EL PROPIETARIO NO HA PRESENTADO EXTEMPORÁNEAMENTE SUS DECLARACIONES DE IMPUESTOS.===

6. LOS PREDIOS O ÁREAS==

(a) CUMPLEN CON LAS CONDICIONES FÍSICAS CONFORME A LAS VISITAS REALIZADAS POR EL USUFRUCTUARIO Y CON LAS CONDICIONES LEGALES REQUERIDAS POR EL PROYECTO.==

(b) PRESENTAN LAS CARACTERÍSTICAS Y DIMENSIONES DETALLADAS EN EL ANEXO 1 DE ESTE CONTRATO, Y CON LOS PERMISOS Y LICENCIAS DE USO DE AGUA ADECUADOS PARA DESARROLLAR EN ELLOS EL PROYECTO.===================================

(c) LAS ÁREAS SOBRE LAS QUE EL PROPIETARIO SOLO TIENE UN DERECHO DE OPCIÓN DE COMPRA, SERÁN ADQUIRIDAS POR ESTE DENTRO DEL PLAZO NECESARIO PARA QUE SEAN ENTREGADAS AL USUFRUCTUARIO E INSCRITO ESTE CONTRATO EN LAS PARTIDAS REGISTRALES DE LOS PREDIOS RESPECTIVOS. LAS ÁREAS SON Y/O SERÁN DE PROPIEDAD DEL PROPIETARIO CON POR LO MENOS SEIS (6) MESES ANTES DE SU ENTREGA AL USUFRUCTURIO CONFORME AL CRONOGRAMA.=====================

(d) NO EXISTE NINGÚN IMPEDIMENTO LEGAL O FÍSICO EN LOS PREDIOS QUE PUEDA IMPEDIR AL PROPIETARIO HACERSE CON LA PROPIEDAD DE LOS MISMOS, Y ENTREGARLOS EN POSESIÓN Y/O USUFRUCTO A FAVOR DEL USUFRUCTUARIO, EN LOS TÉRMINOS Y ALCANCES PREVISTOS EN ESTE CONTRATO.===================

7. INEXISTENCIA DE EFECTO SUSTANCIALMENTE ADVERSO ===========================

NO SE HA PRODUCIDO UN CAMBIO EN LOS NEGOCIOS, SITUACIÓN (FINANCIERA O DE OTRA ÍNDOLE), OPERACIONES, CUMPLIMIENTO, BIENES O PROSPECTOS DEL PROPIETARIO DESDE SU CONSTITUCIÓN QUE PODRÍA ESPERARSE RAZONABLEMENTE QUE TENGA UN EFECTO SUSTANCIALMENTE ADVERSO EN ESTE CONTRATO O EL CUMPLIMIENTO DEL MISMO POR PARTE DEL PROPIETARIO.===

10.2 POR EL PRESENTE CONTRATO, EL USUFRUCTUARIO DECLARA AL PROPIETARIO QUE:====

1. EXISTENCIA CORPORATIVA; CUMPLIMIENTO CON LA LEY=========================

a) ES UNA SOCIEDAD ANÓNIMA QUE SE CONSTITUYÓ DEBIDAMENTE Y CON PERSONALIDAD JURÍDICA VÁLIDA EN VIRTUD DE LA LEY DE LA JURISDICCIÓN DE SU CONSTITUCIÓN. SE ADJUNTA EN DOCUMENTO PRIVADO COPIA DE LA ESCRITURA PÚBLICA DE CONSTITUCIÓN DEL USUFRUCTUARIO Y SU FICHA RUC.==

b) SU REPRESENTANTE ES UNA PERSONA NATURAL CON CAPACIDAD LEGAL EN VIRTUD DE LA LEY APLICABLE, QUE CUENTA CON PODERES O CAPACIDAD DE REPRESENTACIÓN SUFICIENTE.======================================

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

c) ESTÁ FACULTADO PARA POSEER SUS PROPIOS ACTIVOS Y REALIZAR SUS NEGOCIOS SEGÚN LOS CONDUCE ACTUALMENTE O CONTEMPLA CONDUCIRLOS.==

2. FACULTAD Y AUTORIDAD: OBLIGACIONES VINCULANTES=======================

(a) ESTÁ FACULTADO PARA CELEBRAR Y CUMPLIR Y HA ADOPTADO TODAS LAS ACCIONES NECESARIAS PARA AUTORIZAR LA CELEBRACIÓN Y CUMPLIMIENTO DE ESTE CONTRATO. LA AUTORIZACIÓN SE ADJUNTARÁ EN LA ESCRITURA PÚBLICA QUE ESTA MINUTA ORIGINE.===

(b) LAS OBLIGACIONES QUE SE EXPRESA SERÁN ASUMIDAS POR EL USUFRUCTUARIO EN ESTE CONTRATO SON OBLIGACIONES LEGALES, VÁLIDAS, VINCULANTES Y EXIGIBLES DE ACUERDO CON LA LEY APLICABLE.===========================

3. INEXISTENCIA DE INCUMPLIMIENTO==

EL USUFRUCTUARIO NO HA INCURRIDO NI ES POSIBLE QUE INCURRA, COMO RESULTADO DE LA CELEBRACIÓN Y CUMPLIMIENTO DE SUS OBLIGACIONES EN VIRTUD DE ESTE CONTRATO, EN LA VIOLACIÓN DE LA LEY APLICABLE, EN ALGUNA MEDIDA O DE ALGUNA FORMA QUE PODRÍA ESPERARSE RAZONABLEMENTE QUE TENGA UN EFECTO SUSTANCIALMENTE ADVERSO, NI EN UNA CONTRAVENCIÓN O EN UNA FALTA EN VIRTUD DE UN ACUERDO DEL QUE SEA PARTE O QUE TENGA CARÁCTER VINCULANTE PARA ESTA O CUALQUIERA DE SUS ACTIVOS.============

4. TRIBUTACIÓN==

EL PROPIETARIO HA PAGADO DEBIDA Y PUNTUALMENTE, Y HA CUMPLIDO CON TODOS LOS IMPUESTOS QUE LE APLIQUEN COMO PERSONA JURÍDICA O A SUS ACTIVOS, DENTRO DEL PLAZO ESTABLECIDO Y SIN INCURRIR EN PENALIDADES, SALVO EN LA MEDIDA QUE:==

(A) EL PAGO SEA IMPUGNADO DE BUENA FE;=================================

(B) MANTENGA RESERVAS ADECUADAS PARA DICHOS TRIBUTOS; Y=============

(C) EL PAGO PUEDA SER RETENIDO LEGALMENTE.===========================

EL USUFRUCTUARIO NO HA PRESENTADO EXTEMPORÁNEAMENTE SUS DECLARACIONES DE IMPUESTOS.===

5. INEXISTENCIA DE EFECTO SUSTANCIALMENTE ADVERSO =====================

NO SE HA PRODUCIDO UN CAMBIO EN LOS NEGOCIOS, SITUACIÓN (FINANCIERA O DE OTRA ÍNDOLE), OPERACIONES, CUMPLIMIENTO, BIENES O PROSPECTOS DEL USUFRUCTUARIO DESDE SU CONSTITUCIÓN QUE PODRÍA ESPERARSE RAZONABLEMENTE QUE TENGA UN EFECTO SUSTANCIALMENTE ADVERSO EN ESTE CONTRATO O EL CUMPLIMIENTO DEL MISMO POR PARTE DEL USUFRUCTUARIO.=====

CLÁUSULA UNDÉCIMA.- CESIONES===

11.1 LAS PARTES SOLO PODRÁN CEDER SU POSICIÓN CONTRACTUAL Y/O SUS DERECHOS BAJO EL PRESENTE CONTRATO SIEMPRE Y CUANDO EL CESIONARIO (AQUELLA PERSONA A LA QUE SE LE CEDE EL CONTRATO O EL DERECHO) FUERE UNA PERSONA NATURAL O JURÍDICA DE RECONOCIDO PRESTIGIO Y PROBADA SOLVENCIA ECONÓMICA Y MORAL, A CUYO EFECTO ANTES DE PROCEDER A LA CESIÓN, EL CEDENTE (AQUELLA PARTE QUE CEDE LA POSICIÓN CONTRACTUAL O DERECHO) DEBERÁ INFORMAR AL CEDIDO (PARTE CUYO CONTRATO U OBLIGACIÓN ES CEDIDA)

QUE EL CESIONARIO CUMPLE LAS CONDICIONES ANTES INDICADAS ADJUNTANDO PRUEBA DEL TALES CIRCUNSTANCIAS. EN ESTE CASO, EL CEDIDO PODRÁ OPONERSE A LA CESIÓN DENTRO DE LOS TREINTA (30) DÍAS CALENDARIO DE NOTIFICADO, ALEGANDO QUE NO SE CUMPLEN LOS REQUISITOS ANTES INDICADOS, ADJUNTANDO A SU OPOSICIÓN DOCUMENTOS QUE SUSTENTAN SU OBJECIÓN.=====================

11.2 ESTA RESTRICCIÓN NO SE APLICARÁ SI EL USUFRUCTUARIO CEDE SU POSICIÓN CONTRACTUAL A UNA AFILIADA PARA QUE CONTINÚE EL PROYECTO O EJECUTE UNA PARTE DEL MISMO, CONFORME A LO ESTABLECIDO EN ESTE CONTRATO. EN TAL CASO, PARA QUE LA CESIÓN DE POSICIÓN CONTRACTUAL SURTA EFECTO RESPECTO DE TODO EL PROYECTO O DE UNA PARTE DEL MISMO, EL USUFRUCTUARIO DEBERÁ NOTIFICAR AL PROPIETARIO SOBRE TAL CESIÓN O TRANSFERENCIA MEDIANTE UNA CARTA NOTARIAL, ADJUNTANDO UNA COPIA DE LA DOCUMENTACIÓN QUE SUSTENTE LA CESIÓN. DICHA CESIÓN SERÁ EFECTIVA EN LA FECHA EN QUE EL PROPIETARIO RECIBA LA REFERIDA CARTA NOTARIAL.==

11.3 LA AUTORIZACIÓN SEÑALADA EN LA CLÁUSULA 11.2 PRECEDENTE, TAMBIÉN INCLUYE CUALQUIER OTRA FORMA SIMILAR DE OTORGAR LA POSESIÓN SOBRE LOS PREDIOS O ALGUNAS DE LAS ÁREAS, COMO EL ARRENDAMIENTO O LA CESIÓN EN USO, ENTRE OTRAS FORMAS PERMITIDAS POR LA LEY APLICABLE. PARA ELLO, SOLO BASTARÁ CON QUE EL USUFRUCTUARIO COMUNIQUE AL PROPIETARIO LOS TÉRMINOS DE LA CESIÓN Y LA AFILIADA BENEFICIARIA, PARA QUE SE ENTIENDA EFECTIVA LA CESIÓN EN USO O EL ARRENDAMIENTO O LA ENTREGA EN POSESIÓN A LA AFILIADA.===================

11.4 EN ESTE ÚLTIMO CASO, EL USUFRUCTUARIO MANTENDRÁ SU RESPONSABILIDAD Y TODAS LAS OBLIGACIONES ASUMIDAS EN VIRTUD DE ESTE CONTRATO FRENTE AL PROPIETARIO, ASUMIENDO LA POSICIÓN DE GARANTE O FIADOR DE SU AFILIADA.=====

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

<u>CLÁUSULA DUODÉCIMO.-</u> <u>RESOLUCIÓN</u>===

12.1 <u>EL PROPIETARIO PODRÁ RESOLVER EL PRESENTE CONTRATO SI EL USUFRUCTUARIO:</u> (A) <u>NO PAGARA</u> LA RENTA ANUAL (INCLUIDA LA **NUEVA RENTA ANUAL**) INDICADA EN LA CLÁUSULA TERCERA DE ESTE CONTRATO DURANTE SEIS (6) MESES CONSECUTIVOS O EN MESES ALTERNOS A SU VENCIMIENTO; O (B) <u>NO UTILIZARA LAS ÁREAS PARA LOS FINES AGRÍCOLAS</u>; **(C) NO RESPETARÁ DE MANERA GRAVE** LAS SERVIDUMBRES QUE AFECTEN LAS ÁREAS. EN TAL CASO, EL PROPIETARIO NOTIFICARÁ AL USUFRUCTUARIO PARA QUE SUBSANE DICHO INCUMPLIMIENTO EN UN PLAZO DE QUINCE (15) DÍAS CALENDARIO A PARTIR DE LA NOTIFICACIÓN. SI EL USUFRUCTUARIO NO CUMPLIERA CON SUS OBLIGACIONES O NO SUBSANARÁ TAL INCUMPLIMIENTO EN EL MENCIONADO PLAZO, ESTE CONTRATO LLEGARÁ A SU FIN AUTOMÁTICAMENTE SIN MAYORES FORMALIDADES. <u>EN ESTOS CASOS, SIN PERJUICIO DE LA INDEMNIZACIÓN POR DAÑOS QUE CORRESPONDA A FAVOR DEL PROPIETARIO.</u> ============================

12.2 <u>EL USUFRUCTUARIO PODRÁ RESOLVER ESTE CONTRATO</u> COMO SE ESTABLECE EN EL ARTÍCULO 1430° DEL CÓDIGO CIVIL SI: (I) EL PROPIETARIO O UN TERCERO NO RESPETA O PONE EN RIESGO DERECHOS DE POSESIÓN, USO Y DISFRUTE PERTENECIENTES AL USUFRUCTUARIO EN VIRTUD DE ESTE CONTRATO; Y/O, (II) SI LAS LICENCIAS DE AGUA DE LOS POZOS PERFORADOS LISTADOS EN EL ANEXO 3 SE RESUELVEN, CANCELAN O

MODIFICAN SUSTANCIALMENTE DE ALGUNA MANERA SIN EL CONSENTIMIENTO ESCRITO DE LAS PARTES INTERVINIENTES EN DICHOS INSTRUMENTOS.=============

12.3 SIN PERJUICIO DE LO ANTERIOR, EL USUFRUCTUARIO, TAL COMO SE DISPONE EN LA CLÁUSULA 4.1 DE ESTE CONTRATO, TAMBIÉN PUEDE PONER FIN AL MISMO DE MANERA UNILATERAL, MEDIANTE UNA NOTIFICACIÓN CURSADA POR LO MENOS UN AÑO ANTES DEL PRIMERO (1°) DE NOVIEMBRE DEL AÑO A PARTIR DEL CUAL SE QUIERE CONSIDERAR TERMINADO EL CONTRATO, CONFORME A LO PREVISTO EN LA CLÁUSULA CUARTA DE ESTE CONTRATO, PREVIO PAGO DE LA PENALIDAD POR TERMINACIÓN ANTICIPADA. EN ESTE CASO, SOLO PROCEDERÁ EL PAGO A FAVOR DEL PROPIETARIO DE LA PENALIDAD POR TERMINACIÓN ANTICIPADA PREVISTA EN LA CLÁUSULA CUARTA DE ESTE CONTRATO, NO CORRESPONDIENDO EL PAGO DE NINGÚN OTRO CONCEPTO INDEMNIZATORIO NI COMPENSATORIO A FAVOR DEL PROPIETARIO, SALVO LA PENALIDAD POR NO DEVOLUCIÓN Y LA RENTA ANUAL CONFORME A LO PREVISTO EN ESTE CONTRATO, DE SER EL CASO.=====================================

12.4 EN CASO DE RESOLUCIÓN DEL CONTRATO CONFORME A LO PREVISTO EN LAS CLÁUSULAS ANTERIORES, EL USUFRUCTUARIO TENDRÁ SESENTA (60) DÍAS CALENDARIO CONTADOS DESDE LA DECLARACIÓN DE LA RESOLUCIÓN POR LA PARTE QUE LA ALEGUE, PARA RETIRAR LAS PLANTAS Y LOS FRUTOS Y DESOCUPAR LAS ÁREAS Y LAS MEJORAS. ==

CLÁUSULA DÉCIMO TERCERA.- DOMICILIO===

LAS PARTES HAN ESPECIFICADO, PARA TODOS LOS EFECTOS LEGALES, SU DOMICILIO EN LA PARTE INTRODUCTORIA DEL PRESENTE CONTRATO. TODA MODIFICACIÓN DE LAS DIRECCIONES INDICADAS SERÁ VÁLIDA Y EXIGIBLE ENTRE LAS PARTES SI SE EFECTÚA MEDIANTE NOTIFICACIÓN ESCRITA EMITIDA POR UN NOTARIO CON UNA ANTICIPACIÓN NO MENOR DE DOS (2) DÍAS CALENDARIO ANTES DE LA FECHA PROGRAMADA DE LA MODIFICACIÓN

CLÁUSULA DÉCIMO CUARTA.- SOLUCIÓN DE CONTROVERSIAS=========================

14.1 CONVERSACIONES MUTUAS. AL PRODUCIRSE UNA CONTROVERSIA O UNA DIFERENCIA DE CUALQUIER CLASE ENTRE LAS PARTES EN RELACIÓN O CON RESPECTO A ESTE CONTRATO O LA CONTRAVENCIÓN, RESOLUCIÓN O VALIDEZ DEL PRESENTE (UNA "CONTROVERSIA"), CUALQUIERA DE LAS PARTES QUE TENGA LA INTENCIÓN DE INVOCAR LOS PROCEDIMIENTOS DE SOLUCIÓN DE CONTROVERSIAS ESTABLECIDOS EN ESTA CLÁUSULA DÉCIMO QUINTA DEBERÁ NOTIFICAR PRIMERO A LA OTRA PARTE ACERCA DE SU INTENCIÓN. LUEGO DE REALIZARSE TAL NOTIFICACIÓN, LAS PARTES SE REUNIRÁN DENTRO DE LOS DIEZ (10) DÍAS HÁBILES SIGUIENTES A LA RECEPCIÓN DE LA NOTIFICACIÓN CON LA FINALIDAD DE INTENTAR SOLUCIONAR LA CONTROVERSIA. EN CASO DE QUE NO SE LLEGARA A NINGUNA SOLUCIÓN DENTRO DE LOS TREINTA (30) DÍAS CALENDARIO SIGUIENTE A LA FECHA EN QUE SE ENVIARA LA NOTIFICACIÓN INDICANDO LA INTENCIÓN DE INVOCAR LOS PROCEDIMIENTOS DE SOLUCIÓN DE CONTROVERSIAS AQUÍ ESTIPULADOS, SERÁN DE APLICACIÓN LAS DISPOSICIONES CONTENIDAS EN EL NUMERAL 14.2.===

14.2 ARBITRAJE. ==

14.2.1 CUALQUIER CONTROVERSIA, DISPUTA O RECLAMO ENTRE LAS PARTES QUE SURJA O SE RELACIONE CON CUALQUIERA DE LAS OBLIGACIONES EN VIRTUD DE ESTE CONTRATO (O EL INCUMPLIMIENTO DEL MISMO), SE SOLUCIONARÁ EN FORMA DEFINITIVA EN VIRTUD DEL REGLAMENTO DEL CENTRO DE ARBITRAJE DE LA CÁMARA DE COMERCIO DE LIMA (EL "CENTRO"). LA CONTROVERSIA SE SOMETERÁ A ARBITRAJE ANTE UN TRIBUNAL CONFORMADO POR TRES ÁRBITROS NOMBRADOS SEGÚN SE ESTABLECE EN EL REGLAMENTO DEL CENTRO. LOS ÁRBITROS ESTARÁN CALIFICADOS PARA EJERCER LA PROFESIÓN DE DERECHO EN UNA JURISDICCIÓN DE DERECHO CIVIL DENTRO DEL PERÚ. EL ARBITRAJE SE CONDUCIRÁ EN LIMA Y AL AMPARO DE LAS LEYES PERUANAS. EL LAUDO EMITIDO POR EL TRIBUNAL SERÁ POR EL RÉGIMEN DE DERECHO (Y NO DE EQUIDAD), EN IDIOMA ESPAÑOL; TENDRÁ CARÁCTER DEFINITIVO, Y EN EL PLAZO DE LEY SE PODRÁ REGISTRAR UNA SENTENCIA EN BASE AL LAUDO DE ACUERDO CON LA LEY EN CUALQUIER JUZGADO CON COMPETENCIAL AL RESPECTO. CUALQUIERA DE LAS PARTES INVOLUCRADAS EN LA DISPUTA TENDRÁ DERECHO A SOLICITAR UN RECURSO PROVISIONAL DE PROTECCIÓN EN LA FORMA DE EMBARGO PREVENTIVO DE ACTIVOS O MEDIDA CAUTELAR. EL TRIBUNAL ADJUDICARÁ LA ASUNCIÓN DE LOS HONORARIOS PROFESIONALES A LA PARTE PERDEDORA.==========

14.2.2 EN CASO SE REQUIERA LA INTERVENCIÓN DEL PODER JUDICIAL DENTRO DE LA MECÁNICA ARBITRAL, LAS PARTES SE SOMETEN A LOS JUECES Y CORTES DEL DISTRITO JUDICIAL DE LIMA – CERCADO, RENUNCIANDO AL FUERO DE SU JURISDICCIÓN.==

ANA MARÍA VIDAL HERMOZA
NOTARIA DE LIMA

<u>CLÁUSULA DÉCIMO QUINTA</u>.- <u>IDIOMA OFICIAL</u>==

LAS PARTES SUSCRIBIRÁN UNA TRADUCCIÓN AL INGLÉS DE ESTE CONTRATO EN EL DÍA Y AÑO MENCIONADOS AL INICIO DE ESTE DOCUMENTO. NO OBSTANTE, MEDIANTE EL PRESENTE LAS PARTES ACUERDAN QUE LA VERSIÓN EN ESPAÑOL DEL CONTRATO ELEVADO A ESCRITURA PÚBLICA PREVALECERÁ EN CASO DE SURGIR DISCREPANCIAS CON LA TRADUCCIÓN AL INGLÉS, POR LO QUE, ANTE UNA DESAVENENCIA, LAS PARTES SE BASARÁN ÚNICAMENTE EN LA VERSIÓN EN ESPAÑOL.===

<u>CLÁUSULA DÉCIMO SEXTA</u>.- <u>REGISTRO Y GASTOS</u>===

16.1 LAS PARTES ACUERDAN QUE ESTE CONTRATO SE INSCRIBIRÁ EN LA PARTIDA ELECTRÓNICA DE LOS PREDIOS, CONFORME SUS ÁREAS VAYAN SIENDO ENTREGADAS POR EL PROPIETARIO DE ACUERDO CON LO PREVISTO EN EL CRONOGRAMA. POR LO TANTO, EL PROPIETARIO FIRMARÁ LOS DOCUMENTOS PÚBLICOS Y PRIVADOS QUE SOLICITE EL USUFRUCTUARIO PARA FINES DE INSCRIPCIÓN, INCLUSIVE PARA CUALQUIER ACLARACIÓN O MODIFICACIÓN DEL CONTRATO QUE SOLICITEN LOS REGISTROS PÚBLICOS CON EL FIN DE LLEVAR A CABO DICHA INSCRIPCIÓN.==========

16.2 EL USUFRUCTUARIO ASUMIRÁ TODOS LOS COSTOS Y GASTOS LEGALES DERIVADOS DE LA FORMALIZACIÓN DE ESTA VERSIÓN MEDIANTE ESCRITURA PÚBLICA Y SU INSCRIPCIÓN EN EL REGISTRO PREDIAL, INCLUYENDO UNA COPIA LEGALIZADA POR NOTARIO PARA EL PROPIETARIO.===

<u>CLÁUSULA DÉCIMO SÉPTIMA</u>.- <u>LEY APLICABLE</u>==

EN TODOS LOS ASUNTOS NO PREVISTOS EN ESTE CONTRATO SE APLICARÁN LAS NORMAS DEL CÓDIGO CIVIL Y OTRAS DISPOSICIONES DEL DERECHO PERUANO QUE PUEDAN SER APLICABLES. EN GENERAL, APLICARÁ A ESTE CONTRATO Y A SUS PARTES LAS NORMAS JURÍDICAS DE LA REPÚBLICA DEL PERÚ.===

CLÁUSULA DÉCIMO OCTAVA.- INDEMNIDAD===

18.1 EL PROPIETARIO SE COMPROMETE A INDEMNIZAR Y MANTENER LIBRE DE TODA ACCIÓN JUDICIAL, EXTRAJUDICIAL, ADMINISTRATIVA Y/O PERJUICIO ECONÓMICO AL USUFRUCTUARIO POR CUALQUIER QUEJA, DEMANDA, RECLAMO, MULTA, DEUDA, COSTO Y/O GASTO (INCLUYENDO HONORARIOS DE ABOGADOS Y GASTOS RAZONABLES PARA SU DEFENSA) RESULTANTE Y/O DERIVADOS DE DOLO O NEGLIGENCIA GRAVE EN LOS QUE INCURRA EL PROPIETARIO PARA LA OBTENCIÓN O EJERCICIO DE DERECHOS, PERMISOS, LICENCIA Y/O AUTORIZACIONES DURANTE LA EJECUCIÓN DEL CONTRATO, ASÍ COMO DE CUALQUIER TIPO DE PERJUICIOS EN CONTRA DEL ESTADO Y/O TERCEROS GENERADOS POR DICHO DOLO O NEGLIGENCIA GRAVE DE EL PROPIETARIO, EN ESPECIAL, SIN LIMITAR, CUALQUIER RECLAMO SOBRE LA PROPIEDAD, TITULARIDAD Y/O POSESIÓN DE LOS PREDIOS, O CUALQUIER OTRA SITUACIÓN FÍSICA O JURÍDICA QUE LOS AFECTE.==================================

18.2 EL USUFRUCTUARIO SE COMPROMETE INDEMNIZAR Y MANTENER LIBRE DE TODA ACCIÓN JUDICIAL, EXTRAJUDICIAL, ADMINISTRATIVA Y/O PERJUICIO ECONÓMICO A EL PROPIETARIO POR CUALQUIER QUEJA, DEMANDA, RECLAMO, MULTA, DEUDA, COSTO Y/O GASTO (INCLUYENDO HONORARIOS DE ABOGADOS Y GASTOS RAZONABLES PARA SU DEFENSA) RESULTANTE Y/O DERIVADOS DE DOLO O NEGLIGENCIA GRAVE EN LOS QUE INCURRA EL USUFRUCTUARIO EN LA EJECUCIÓN DEL CONTRATO O DEL PROYECTO, ASÍ COMO DE CUALQUIER TIPO DE PERJUICIOS EN CONTRA DEL ESTADO Y/O TERCEROS ==

18.3 ES CONDICIÓN ESENCIAL DE ESTE CONTRATO QUE EL PROPIETARIO GOCE DEL DERECHO DE PROPIEDAD SOBRE LAS ÁREAS AL MOMENTO EN QUE ESTAS SEAN ENTREGADAS AL USUFRUCTUARIO CONFORME AL CRONOGRAMA, CON AL MENOS, SEIS (6) MESES DE ANTICIPACIÓN ANTES DE QUE SEAN ENTREGADAS AL USUFRUCTUARIO, POR LO QUE PARA ESE MOMENTO, DEBERÁ CONTAR CON TITULARIDAD PLENA SOBRE LOS PREDIOS, HABIENDO EJERCIDO DEL DERECHO DE OPCIÓN QUE CORRESPONDA O LLEVANDO A CABO TODOS LOS ACTOS NECESARIOS PARA LOGRAR, ADEMÁS DE LA PROPIEDAD, LA INSCRIPCIÓN REGISTRAL DE LA MISMA EN LA PARTIDA DE LOS PREDIOS, LIBRE DE TODA RESTRICCIÓN, CARGAS O GRAVÁMENES. CONSECUENTEMENTE, LAS OBLIGACIONES DE INDEMNIZACIÓN A QUE SE REFIEREN ESTA CLÁUSULA, INCLUYEN SIN LIMITAR, CUALQUIER RECLAMO EN PARTICULAR SOBRE LOS PREDIOS QUE A LA FECHA DE FIRMA DE ESTE CONTRATO AÚN NO SON DE SU PROPIEDAD. ==

CLÁUSULA DÉCIMO NOVENA.- CUMPLIMIENTO, NORMAS ANTICORRUPCIÓN=================

19.1 LAS PARTES SE COMPROMETEN A CUMPLIR EN TODOS SUS ASPECTOS MATERIALES CON LO REQUERIDO POR LAS LEYES APLICABLES.==================================

19.2 ASIMISMO, LAS PARTES CUMPLIRÁN CON LAS LEYES ANTI-CORRUPCIÓN. LAS PARTES RECONOCEN QUE LAS LEYES ANTICORRUPCIÓN PROHÍBEN EL PAGO, DÁDIVAS DE CUALQUIER VALOR, YA SEA DIRECTA O INDIRECTAMENTE, A CUALQUIER OFICIAL DEL GOBIERNO CON EL PROPÓSITO DE INFLUENCIAR UN ACTO O DECISIÓN EN SU EJERCICIO OFICIAL, O CON EL PROPÓSITO DE INDUCIRLO A USAR SU INFLUENCIA CON EL GOBIERNO PARA ASISTIR A LA SOCIEDAD O SUS SUBSIDIARIAS PARA OBTENER O RETENER NEGOCIOS DIRECTOS O INDIRECTOS CON CUALQUIER PERSONA. LAS PARTES DECLARAN Y GARANTIZAN QUE NINGUNA DE ELLAS, NI SUS DIRECTORES, FUNCIONARIOS, REPRESENTANTES O AGENTES ES UN FUNCIONARIO, AGENTE O TRABAJADOR DE CUALQUIER GOBIERNO O AGENCIA GUBERNAMENTAL O DE PARTIDO POLÍTICO O CANDIDATO A CUALQUIER CARGO OFICIAL A LA FECHA DE ESTE CONTRATO.===

19.3 EN CUALQUIER ESCENARIO, LAS PARTES SE COMPROMETEN A:====================

(I) NO PARTICIPAR EN ACTOS DE CORRUPCIÓN Y/O SOBORNO RESPECTO DE CUALQUIER AUTORIDAD NACIONAL (A TODO NIVEL) O EXTRANJERA, NI OTORGAR PAGOS, DÁDIVAS, PROMESAS DE PAGO, BENEFICIOS PERSONALES U OTRO SIMILAR, CONTRARIOS A LA LEY, A FUNCIONARIO O TRABAJADORES DE ENTIDADES DE CUALQUIER ESTADO, EMPRESAS DEL ESTADO DE ACCIONARIADO ÚNICO, EMPRESAS DEL ESTADO CON ACCIONARIADO PRIVADO O EMPRESAS DEL ESTADO CON POTESTADES PÚBLICAS, O EMPRESAS DE ECONOMÍA MIXTA EN LAS QUE DESARROLLA SUS OPERACIONES O AUTORIDAD DEL GOBIERNO, QUE PUDIERAN GENERAR UN BENEFICIO A LA PARTE O A LA SOCIEDAD Y A LAS SUBSIDIARIAS. SE ENTENDERÁ COMO ESTADO A CUALQUIER ENTIDAD QUE EJERZA FUNCIONES EJECUTIVAS, LEGISLATIVAS, REGULATORIAS, JURISDICCIONALES, MUNICIPALES O ADMINISTRATIVAS QUE CORRESPONDAN A FUNCIONES DE GOBIERNO Y EJERZAN JURISDICCIÓN SOBRE LAS PERSONAS O MATERIAS EN CUESTIÓN.================

(II) NO INCURRIR EN ACTOS O PRÁCTICAS ILEGALES O INDEBIDAS PARA LA OBTENCIÓN DE CONSENTIMIENTOS, PERMISOS LICENCIAS, FACILIDADES, APROBACIONES, AUTORIZACIONES, OTORGAMIENTO DE BUENA PRO, ASIGNACIÓN, DERECHOS O PRIVILEGIOS POR PARTE DEL ESTADO O CUALQUIER ESTADO QUE PUDIESEN GENERAR BENEFICIOS A LA PARTE O A LA SOCIEDAD Y A LAS SUBSIDIARIAS; O COMETER O PARTICIPAR EN ALGÚN DELITO, INCLUYENDO DELITOS CONTRA LA ADMINISTRACIÓN PÚBLICA O LAVADO DE ACTIVOS O DELITOS EQUIVALENTES EN CASO ESTOS HAYAN SIDO COMETIDOS EN EL TERRITORIO Y EN OTROS PAÍSES.=====

(III) NO PAGAR O RECIBIR, OFRECER, NI HA INTENTADO O INTENTA PAGAR O RECIBIR U OFRECER EN EL FUTURO NINGÚN PAGO O COMISIÓN ILEGAL EN RELACIÓN CON LA PARTE O A LA SOCIEDAD Y A LAS SUBSIDIARIAS.================================

19.4 LAS PARTES NOTIFICARÁN DE MANERA INMEDIATA A LA OTRA SOBRE CUALQUIER VIOLACIÓN PRESENTE O SOSPECHOSA DE LO SEÑALADO EN ESTA CLÁUSULA POR PARTE DE SUS AFILIADAS.===

CLÁUSULA VIGÉSIMA.- APÉNDICES, ANEXOS Y ADJUNTOS============================

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

20.1 SALVO LO DISPUESTO DE MANERA DISTINTA EN ESTE CONTRATO, TODAS LAS REFERENCIAS A "CLÁUSULAS", "SECCIONES", "ANEXOS" Y "APÉNDICES" SE REFIEREN A LAS SECCIONES, ANEXOS Y APÉNDICES DE ESTE CONTRATO, CADA UNA DE LAS CUALES FORMA PARTE INTEGRAL DE ESTE CONTRATO PARA TODOS LOS EFECTOS.===

20.2 SIN PERJUICIO DE LO ANTERIOR, LAS PARTES ACUERDAN QUE NO TODOS LOS ANEXOS O APÉNDICES SERÁN INCLUIDOS EN LA ESCRITURA PÚBLICA DE ESTE CONTRATO, PARA MANTENER LA CONFIDENCIALIDAD DE LOS MISMOS O POR TEMAS DE ESPACIO Y COSTOS NOTARIALES.==

20.3 CONSECUENTEMENTE, A CONTINUACIÓN, SE DEJA CONSTANCIA DEL ÍNDICE O LISTADO DE APÉNDICES Y ANEXOS, ASÍ COMO DE OTROS DOCUMENTOS QUE SERÁN INCLUIDOS EN LOS MISMOS, AUN CUANDO NO VAYAN A SER ADJUNTADOS A LA ESCRITURA PÚBLICA QUE ESTA MINUTA ORIGINE, SEÑALANDO SE SOLO SE INCLUIRÁN EN EL CONTRATO O TAMBIÉN EN LA ESCRITURA PÚBLICA:=============================

NÚMERO	TÍTULO	DESCRIPCIÓN	INCLUIDO EN
APÉNDICE A	PREDIOS	TABLA CON TODA LA INFORMACIÓN DE LOS PREDIOS DE PROPIEDAD DEL PROPIETARIO.	CONTRATO Y ESCRITURA PÚBLICA
ANEXO 1	PLANOS ÁREAS	PLANOS DE LAS AREAS POR MÓDULOS (ÁREA BRUTA Y ÁREA NETA) Y LOS AÑOS DE ENTREGA. UN PLANO GENERAL CON LOS PREDIOS Y OTRO SOLO CON LAS ÁREAS.	CONTRATO Y ESCRITURA PÚBLICA
ANEXO 2	PLANO PROYECTO	PLANO DEL PROYECTO SEÑALANDO TIPOS DE CULTIVOS, VÍAS DE PASO Y ACCESO, LAS SERVIDUMBRES, DERECHOS DE TERCEROS DE SER EL CASO. INFORMACIÓN DE CARÁCTER REFERENCIAL QUE PUEDE VARIAR.	CONTRATO Y ESCRITURA PÚBLICA
ANEXO 3	LISTADO POZOS Y LICENCIAS DE AGUA	DETALLE DE LA INFORMACIÓN TÉCNICA Y LEGAL DE LOS POZOS Y DE LAS LICENCIAS Y AUTORIZACIONES DE EXPLORACIÓN, CONSTRUCCIÓN Y USO DE AGUAS SUBTERRÁNEAS Y OTROS.	CONTRATO Y ESCRITURA PÚBLICA
ANEXO 4	PODER	MODELO DE PODER DEL PROPIETARIO AL USUFRUCTUARIO PARA LA TRAMITACIÓN DE LICENCIAS Y AUTORIZACIONES.	CONTRATO Y ESCRITURA PÚBLICA
ANEXO 5	INMUEBLE	INMUEBLE MATERIA DEL DERECHO DE OPCIÓN DE COMPRA A FAVOR DEL USUFRUCTUARIO.	CONTRATO Y ESCRITURA PÚBLICA
ADJUNTOS	DEL PROPIETARIO	TESTIMONIO DE CONSTITUCIÓN, ESTATUTOS Y FICHA RUC. JUNTA GENERAL DE ACCIONISTAS	CONTRATO
	DEL USUFRUCTUARIO	TESTIMONIO DE CONSTITUCIÓN, ESTATUTOS Y FICHA RUC. JUNTA GENERAL DE ACCIONISTAS	CONTRATO
	DE LOS PREDIOS	PARTIDAS REGISTRALES, TÍTULOS ARCHIVADOS, CONTRATOS DE ADQUISICIÓN Y/O DE CESIÓN DE DERECHOS SUSCRITOS PREVIAMENTE POR EL PROPIETARIO O SUS ANTECESORES, CERTIFICADOS CATASTRALES, Y OTROS ENTREGADOS POR EL PROPIETARIO A LOS ABOGADOS DEL USUFRUCTUARIO.	CONTRATO

PRIMERA CLÁUSULA ADICIONAL.- PODER ESPECIAL PARA OBTENCIÓN DE PERMISOS Y LICENCIAS:===

MEDIANTE EL PRESENTE DOCUMENTO, EL PROPIETARIO OTORGAN PODER ESPECIAL A FAVOR DEL USUFRUCTUARIO PARA QUE DURANTE LA VIGENCIA DEL CONTRATO, PUEDA APERSONARSE EN SU NOMBRE Y REPRESENTACIÓN ANTE INSTITUCIONES PÚBLICAS Y/O PRIVADAS GUBERNAMENTALES Y/O NO GUBERNAMENTALES CON LA FINALIDAD DE SOLICITAR, TRAMITAR, GESTIONAR, OBTENER, VARIAR, REVOCAR Y/O RENOVAR LOS PERMISOS Y/O LICENCIAS QUE SEAN NECESARIAS Y COMPATIBLES A FAVOR DE LOS PREDIOS Y/O DE LAS ÁREAS, Y QUE CONTRIBUYAN AL DESARROLLO DE SUS ACTIVIDADES AGRÍCOLAS Y COMERCIALES. EL TEXTO Y ALCANCE DE ESTE PODER SE DETALLA EN EL **ANEXO 4** DE ESTE CONTRATO.===

SEGUNDA CLÁUSULA ADICIONAL.- OPCIÓN DE COMPRA DE INMUEBLE====================

POR EL PRESENTE CONTRATO, LAS PARTES DECLARAN CONOCER Y ACEPTAR QUE DE MANERA SIMULTÁNEA A LA SUSCRIPCIÓN DE ESTE CONTRATO, EL PROPIETARIO OTORGA A FAVOR DE LA EMPRESA AVOCADO PACKING COMPANY S.A.C. (AFILIADA DEL USUFRUCTUARIO) (EN ADELANTE, "**AVOPACK**") DERECHO DE OPCIÓN DE COMPRA DE **VEINTE (20) HECTÁREAS** CORRESPONDIENTES AL INMUEBLE DENOMINADO SAN MARTÍN O TERRANOVA INSCRITO EN LA PARTIDA N° 11148476, CONFORME AL DETALLE Y PLANO PREVISTO EN LOS **ANEXOS 1.2 Y 5** DE ESTE CONTRATO (EL "**INMUEBLE**").===

CONFORME CON ELLO, EL USUFRUCTUARIO RECONOCE QUE LAS VEINTE (20) HECTÁREAS QUE CONFORMAN EL INMUEBLE Y QUE A LA FECHA NO SE ENCUENTRAN INDEPENDIZADAS DE LA PARTIDA N°1114876, NO FORMAN PARTE DEL USUFRUCTO, NI LE SERÁN ENTREGADAS EN POSESIÓN CONFORME AL CRONOGRAMA. ASIMISMO, LAS PARTES SE COMPROMETEN A SUSCRIBIR TODOS LOS DOCUMENTOS QUE SE REQUIERAN PARA LOGRAR LA INDEPENDIZACIÓN DEL INMUEBLE DE LA REFERIDA PARTIDA REGISTRAL, UNA VEZ QUE LA OPCIÓN SEA EJERCIDA Y LA PROPIEDAD DEL INMUEBLE SE TRANSFIERA A FAVOR DE AVOPACK.

TERCERA CLÁUSULA ADICIONAL.- DERECHO DE PREFERENCIA===========================

SIN PERJUICIO DE LO ANTERIOR, EL PROPIETARIO OTORGA DE FORMA IRREVOCABLE DERECHO PREFERENTE A FAVOR DEL USUFRUCTUARIO EN CUALQUIER CASO DE VENTA, ALQUILER, USUFRUCTO, ARRENDAMIENTO O CESIÓN DE DERECHOS SOBRE LOS PREDIOS A FAVOR DE TERCEROS (DISTINTOS A LAS AFILIADAS DEL PROPIETARIO) O, EN GENERAL, EN CUALQUIER CASO, DE ACTO JURÍDICO, NEGOCIO JURÍDICO O DERECHO REAL SOBRE LOS PREDIOS CON TALES TERCEROS.===

DE ESTE MODO, EL PROPIETARIO SE OBLIGA FRENTE AL USUFRUCTUARIO A COMUNICARLE RESPECTO DE CUALQUIER OFERTA O CONTRAOFERTA QUE RECIBA POR PARTE DE TERCEROS NO AFILIADOS, RESPECTO DE CUALQUIER ACTO JURÍDICO O NEGOCIO JURÍDICO O DERECHO REAL QUE TENGA COMO OBJETO A LOS PREDIOS Y QUE VAYA A SER CELEBRADO, EJECUTADO U OTORGADO POR EL PROPIETARIO O CON TERCEROS DISTINTOS A SUS AFILIADAS. CONFORME CON ELLO, Y ANTES DE CONCLUIR O LLEVAR A CABO LOS ACTOS, NEGOCIOS O DERECHOS SEÑALADOS, EL PROPIETARIO REMITIRÁ UNA CARTA NOTARIAL AL USUFRUCTUARIO CON EL DETALLE DE LOS ACTOS, NEGOCIOS O DERECHOS PROPUESTOS, EL PRECIO, FORMA DE PAGO, PLAZOS Y CONTRAPARTE, ASÍ COMO CUALQUIER INFORMACIÓN

ANA MARÍA VIDAL HERMOZA
NOTARIA DE LIMA

RELEVANTE (LA "**NOTIFICACIÓN DE LA OFERTA**"), CONCEDIÉNDOLE VEINTE (20) DÍAS AL USUFRUCTUARIO PARA QUE LE NOTIFIQUE VÍA NOTARIAL, SU DECISIÓN DE LLEVAR A CABO EL MISMO NEGOCIO, ACTO O DERECHO, CONFORME A LOS PLAZOS, TÉRMINOS Y CONDICIONES EXPUESTOS EN LA NOTIFICACIÓN DE LA OFERTA.=======================================

SI EL USUFRUCTUARIO NO RESPONDIERA DENTRO DEL PLAZO SEÑALADO O RESPONDIERA DECLINANDO DE SU DERECHO DE PREFERENCIA O HABIENDO RESPONDIDO DE FORMA POSITIVA, NO CUMPLIERA CON CERRAR EL NEGOCIO CONFORME A LOS TÉRMINOS EXPUESTOS EN LA NOTIFICACIÓN DE LA OFERTA, EL PROPIETARIO SE ENCONTRARÁ LIBRE PARA LLEVAR A CABO EL NEGOCIO, ACTO O DERECHO CONFORME A LO PREVISTO EN LA NOTIFICACIÓN DE LA OFERTA. SI EL PROPIETARIO NO CUMPLIERA CON LLEVAR A CABO EL ACTO, NEGOCIO O DERECHO CONFORME A LO SEÑALADO A LA NOTIFICACIÓN DE LA OFERTA, DEBERÁ REINICIAR EL CICLO DE EJERCICIO DEL DERECHO DE PREFERENCIA DEL USUFRUCTUARIO PARA QUE ÉSTE TENGA LA OPORTUNIDAD DE CERRAR EL ACTO, NEGOCIO O DERECHO CONFORME A LOS NUEVOS TÉRMINOS PROPUESTOS.===

CUALQUIER ACTO, NEGOCIO O DERECHO QUE LLEVE A CABO EL PROPIETARIO CON LOS PREDIOS SIN CUMPLIR CON LO PREVISTO EN ESTA CLÁUSULA SE CONSIDERARÁ NULO E INVÁLIDO, PUDIENDO EL USUFRUCTUARIO SOLICITAR SU NULIDAD O ANULACIÓN.===========

DE CONFORMIDAD CON EL TEXTO DE ESTE DOCUMENTO, LAS PARTES FIRMARON POR DUPLICADO EN LIMA, A LOS DOS (2) DÍAS DEL MES DE NOVIEMBRE DE 2022. ================

AGREGUE USTED, SEÑOR NOTARIO, LAS DEMÁS CLÁUSULAS DE LEY Y PASE LOS PARTES RESPECTIVOS AL REGISTRO DE INMUEBLES PARA INSCRIBIR EL ACTO LEGAL EJECUTADO EN EL REGISTRO PREDIAL DE CHICLAYO.==

EL PROPIETARIO:==

UNA FIRMA: POR: **AGROLATAM S.A.C.** - NOMBRE: ANTONIO YSMAEL VALIENTE ROMÁN - CARGO: GERENTE GENERAL===

EL USUFRUCTUARIO:==

UNA FIRMA: POR: **BLUEBERRIES S.A.C.** - NOMBRE: JUAN RODOLFO WIESNER RICO - CARGO: GERENTE GENERAL===

AUTORIZA LA PRESENTE MINUTA LA DOCTORA ISABEL GUTIERREZ MOLINA, INSCRITA EN EL COLEGIO DE ABOGADOS DE LIMA CON REGISTRO NÚMERO 33219.=======================

=================================**I N S E R T O**================================

============================**APENDICE A: LOS PREDIOS**============================

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APÉNDICE A: LOS PREDIOS

PARTIDAS	PREDIO Y ÚLTIMO VENDEDOR	ÁREA EN HECTÁREAS
11413681	SAN SILVESTRE N°1: PORCIÓN DE UN PREDIO RÚSTICO DE 150.00HA. VENDIDO POR ZUNILDA ALARCÓN YANGALI MEDIANTE E.P. COMPRAVENTA DE ACCIONES Y DERECHOS.	150.000
11198102	SAN SILVESTRE N°3: PREDIO RÚSTICO COMPLETO CON ANTECEDENTE DOMINIAL PARTIDA 11167616. VENDIDO POR SONIA ISABEL FLORIÁN DÍAZ MEDIANTE E.P. CONTRATO DE COMPRAVENTA.	97.583
11172507	SAN SILVESTRE N°4: PREDIO RÚSTICO COMPLETO CON ANTECEDENTE DOMINIAL PARTIDA 11167616. VENDIDO POR SONIA ISABEL FLORIÁN DÍAZ MEDIANTE E.P. CONTRATO DE COMPRAVENTA.	50.000
11198103	SAN SILVESTRE N°5: PREDIO RÚSTICO COMPLETO CON ANTECEDENTE DOMINIAL PARTIDA 11167616. VENDIDO POR MAN GROUP INTERNATIONAL S.A.C. MEDIANTE MINUTA DE COMPRAVENTA.	134.000
11148476	SAN MARTIN: PREDIO RÚSTICO DE 850 HA. ANTECEDENTE DOMINIAL PARTIDA 11130864. CEDIDA LA POSICIÓN CONTRACTUAL EN EL CONTRATO DE ARRENDAMIENTO FINANCIERO CON EL BAN BIF POR INVERSIONES Y SERVICIOS FABRI.	850.000
TOTAL		1,281.583

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

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=========================ANEXO 1: PLANOS DE LAS ÁREAS========================

====================ANEXO 1.1. GRÁFICO Y PLANO DE LAS ÁREAS=====================


N
S
PLANO GENERAL
MODULO 1
MODULO 2
MODULO 3
MODULO 4
MODULO 5
MODULO 6
MODULO 7
MODULO 8
MODULO 9
MODULO 10
ZORGAL
251.03 HA.
LEYENDA
HECTAREA BRUTA
ZORGAL 251.03 Ha.
TERRA NOVA M1-M4 375.23 Ha.
TERRA NOVA M5-M10 641.08 Ha.
PACKING 20.00 Ha.

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=====================ANEXO 1.2 GRÁFICO PRIMERAS HECTÁREAS====================


PLANO GENERAL MODULO 5, 6, 7, 8, 9 y 10
N
S
E
O
MODULO 5
ÁREA BRUTA = 118.52 Ha.
MODULO 6
ÁREA BRUTA = 105.58 Ha.
MODULO 7
ÁREA BRUTA = 105.12 Ha.
MODULO 8
ÁREA BRUTA = 103.98 Ha.
MODULO 9
ÁREA BRUTA = 112.17 Ha.
MODULO 10
ÁREA BRUTA = 95.71 Ha.
FUTURO
PACKING
A=20 Ha
LEYENDA
HECTAREA BRUTA
TERRA NOVA M5-M10
641.08 Ha. Bruta
PACKING
20.00 Ha.

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==================ANEXO 2: PLANOS Y GRÁFICOS DEL PROYECTO==================

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==================ANEXO 3: POZOS Y LICENCIAS DE USO DE AGUA==================

==================ANEXO 3.1 DETALLE POZOS Y ESTUDIO DE POZOS==================

	DESCRIPCIÓN	Pozo 4	Pozo 5	Pozo 6	Pozo 7	Pozo 8	Pozo 9	Pozo 10	Pozo 11	
DATOS GENERALES	Año de Perforación	NE	2019	2020	2020	2020	2020	2020	2022	
	Prof. Pozo (m)	160	199.5	232	236	237	236	231	235	
	Prof. Bomba (m)	125	114	110	118	118	145	139	139	
DATOS INICIALES	Nivel Estático (m)	30.7	31.5	37.1	34.3	34.8	63.2	58.4	54.9	
	Nivel Dinámico (m)	NE	NE	64.0	64.0	72.0	72.0	96.0	80.0	
	Caudal (l/s)	NE	NE	80.0	80.0	80.0	70.0	70.0	65.0	
	Conductividad eléctrica (ms/cm)	1.50	1.37	1.64	1.70	1.52	1.70	1.76	1.36	
DATOS ACTUALES	Nivel Estático (m)	73.1	71.6	83.8	79.6	80.5	78.3	79.8	54.9	
	Nivel Dinámico (m)	100.0	101.0	100.0	96.0	100.0	98.0	100.0	96.0	Total Caudal Explotable (l/s)
	Caudal (l/s)	40.0	48.0	50.0	65.0	65.0	60.0	60.0	65.0	453.0
	Conductividad eléctrica (ms/cm)	1.64	1.63	1.61	1.78	1.59	1.60	1.67	1.53	

==================ANEXO 3.2 DETALLE POZOS Y LICENCIAS DE AGUA==================

Ana María Vidal Hermoza
NOTARIA DE LIMA

Nº	COORDENADAS		PUNTOS NUEVOS / PERFORADOS	ESTADO DE POZO	RESOLUCIÓN DE PERFORACIÓN	RESOLUCIÓN DE LICENCIA DE USO DE AGUA	PARTIDA ELECTRÓNICA
	ESTE	NORTE					
1	602 028	9 307 319	PUNTO 01	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11198104
2	604 089	9 306 679	PUNTO 02	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11198104
3	602 471	9 304 655	POZO 5	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	R.D. Nº 1266-2021-ANA-AAA-JZ-V	11148476
4	604 090	9 304 655	POZO 7	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	R.D. Nº 1266-2021-ANA-AAA-JZ-V	11148476
5	602 101	9 304 127	POZO 6	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	R.D. Nº 1266-2021-ANA-AAA-JZ-V	11148476
6	604 082	9 304 138	POZO 8	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	R.D. Nº 1266-2021-ANA-AAA-JZ-V	11148476
7	602 095	9 303 597	POZO 10	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	R.D. Nº 1266-2021-ANA-AAA-JZ-V	11148476
8	604 086	9 303 587	POZO 11	PERFORADO	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11148476
9	604 086	9 302 984	PUNTO 09	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11148476
10	603 899	9 302 735	PUNTO 10	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11148476
11	603 103	9 307 311	PUNTO 11	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11198104
12	602 110	9 302 698	PUNTO 12	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11148476
13	603 119	9 302 389	PUNTO 13	UBICACIÓN PARA POZO ADICIONAL	R.D. Nº 1196-2020-ANA-AAA-JZ-V	-	11148476

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

14	602 941	9 303 580	POZO 09	PERFORADO	R.D. N° 1196-2020-ANA-AAA-JZ-V	R.D. N° 1266-2021-ANA-AAA-JZ-V	11148476

N°	COORDENADAS		POZOS ANTIGUOS	ESTADO DE POZO	RESOLUCIÓN DE PERFORACIÓN	RESOLUCIÓN DE LICENCIA DE USO DE AGUA	PARTIDA ELECTRÓNICA
	ESTE	NORTE					
1	602386	9306487	POZO 1	SELLADO	R.D. N° 150-2020	R.D. N° 315-2021-ANA-AAA-JZ-V	11148476
2	602959	9306404	POZO 2	SELLADO	R.D. N° 150-2021	R.D. N° 315-2021-ANA-AAA-JZ-V	11148476
3	603648	9306144	PUNTO 3	SELLADO	R.D. N° 150-2022	R.D. N° 315-2021-ANA-AAA-JZ-V	11148476
4	602955	9306544	PUNTO 4	PERFORADO	R.D. N° 150-2023	R.D. N° 315-2021-ANA-AAA-JZ-V	11148476

N°	COORDENADAS		PUNTO A PERFORAR	ESTADO DE POZO	RESOLUCIÓN DE PERFORACIÓN	RESOLUCIÓN DE LICENCIA DE USO DE AGUA	PARTIDA ELECTRÓNICA
	ESTE	NORTE					
1	601360	9304337	P-1	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 150-2020 ANA-AAA. JZ-ALA. MOLL	-	11172507
2	601360	9304937	P-2	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 150-2020 ANA-AAA. JZ-ALA. MOLL	-	11172507
3	601360	9306137	P-3	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 150-2020 ANA-AAA. JZ-ALA. MOLL	-	11198102
4	601360	9307037	P-4	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 150-2020 ANA-AAA. JZ-ALA. MOLL	-	11198102
5	601929	9305296	P-1	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 0001-2022 ANA-AAA. JZ-ALA. MOLL	-	11198103
6	601927	9305866	P-2	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 0001-2022 ANA-AAA. JZ-ALA. MOLL	-	11198103
7	601783	9306685	P-3	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 0001-2022 ANA-AAA. JZ-ALA. MOLL	-	11198103

8	601620	9307697	P-4	UBICACIÓN PARA POZO ADICIONAL	R.A. N° 0001-2022 ANA-AAA. JZ-ALA. MOLL	-		11198103

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==========================**ANEXO 4: MODELO DE PODER**==========================

Señor Notario:

Sírvase extender en su registro de escrituras pública el otorgamiento de PODER IRREVOCABLE que otorga:

- **AGROLATAM S.A.C.**, con Registro Único de Contribuyente ("RUC") N°20557530160, con domicilio para estos efectos en Av. Circunvalación Golf Los Incas N°154, Interior 1801, Urbanización Camacho, Santiago de Surco, Provincia y Departamento de Lima, debidamente representada por su Gerente General, señor Antonio Ysmael Valiente Román, identificado con Documento Nacional de Identidad ("DNI") N°09678189, según poderes otorgados mediante Junta General de Accionistas de fecha [____], en adelante denominada el "Poderdante"; a favor de:

- **BLUEBERRIES PERÚ S.A.**, con RUC N°20557530160, con domicilio para estos efectos en Av. Manuel Olguín N°335 – Interior N°1202, Santiago de Surco, Provincia y Departamento de Lima, debidamente representada por su Gerente General, señor Juan Rodolfo Wiesner Rico, identificado con carné de extranjería N°000184279, según poderes otorgados mediante Junta General de Accionistas de fecha [____], en adelante denominada el "**USUFRUCTUARIO**".
- en adelante denominada el "Apoderado".

En los términos y condiciones que se detallan a continuación:

PRIMERA: **ANTECEDENTES**

1.1. Con fecha [____] 2022, las Partes suscribieron un Contrato de Usufructo, en cuya Primera Cláusula Adicional el Poderdante (en calidad de propietario) otorgó al Apoderado (en calidad de usufructuario) derechos sobre las licencias y autorizaciones de uso de agua subterránea (exploración, obra y explotación de pozos) que requieren ser trasladados o tramitados a favor del Apoderado como posesionario de los inmuebles materia del Contrato de Usufructo y que se detallan en la cláusula 1.2 siguiente. Asimismo, y como posesionario de los Inmuebles entregados en Usufructo, el Apoderado requiere tramitar también todo tipo de permisos y autorizaciones para la explotación económica de los Inmuebles, incluyendo, sin limitar, suministro eléctrico, obras, mejoras, licencias de funcionamiento y de construcción, permisos, uso de vías, servidumbres, etc.

1.2. El Poderdante es propietario de los Inmuebles que se listan a continuación y que son entregados al Apoderado en calidad de Usufructuario, conforme a lo previsto en el Contrato de Usufructo:

Partidas	Descripción del predio y último vendedor	Área en Has.
Partidas	Predio y último vendedor	Área en Hectáreas
11413681	San Silvestre N°1: Predio rústico de 150.00Ha. Vendido por Zunilda Alarcón Yangali mediante E.P. compraventa de acciones y derechos.	150.000
11198102	San Silvestre N°3: Predio rústico completo con Antecedente dominial Partida 11167616. Vendido por Sonia Isabel Florián Díaz mediante E.P. contrato de compraventa.	97.583
11172507	San Silvestre N°4: Predio rústico completo con Antecedente dominial Partida 11167616. Vendido por Sonia Isabel Florián Díaz mediante e.p. contrato de compraventa.	50.000
11198103	San Silvestre N°5: Predio rústico completo con Antecedente dominial Partida 11167616. Vendido por MAN GROUP International S.A.C. mediante minuta de compraventa.	134.000
11148476	**San Martin:** Predio rústico de 850 Ha. Antecedente dominial Partida 11130864. Cedida la posición **contractual en el contrato de arrendamiento financiero** con el BAN BIF por INVERSIONES Y SERVICIOS FABRI.	850.000
TOTAL		**1,281.583**

SEGUNDA: **PODER**

2.1 El Poderdante en su condición de propietario de los Inmuebles que se detallan en la cláusula 1.2 de este documento (los "Inmuebles"), otorga poder especial al Apoderado, para que, a su nombre y representación, pueda solicitar, decidir, definir, establecer, suscribir, celebrar o modificar cualquier documento, declaración, acto, acta o acuerdo, que permita al Apoderado obtener las autorizaciones y licencias de exploración, uso de agua (superficiales o subterráneas), de construcción u obra de pozos y de explotación de pozos, o cualquier permiso relacionado con el agua para los Inmuebles, sin limitación alguna. Este poder también incluye las mismas facultades antes descritas respecto de los Inmuebles, en caso de cualquier trámite o proceso o procedimiento que permita al Apoderado obtener: licencias de funcionamiento y de construcción, servidumbres, derechos de paso o de vía, autorización de uso de suministro de energía eléctrica, contrato de suministro eléctrico o de otro servicio, concesiones, autorizaciones, consentimientos, pronunciamientos, permisos y certificados de todo tipo (sin limitar, de inexistencia de restos arqueológicos, de calidad de agua, de suelos, vientos), de estudios o auditorías de opiniones, sin limitación, en los que se requiera la participación o autorización o permiso o pronunciamiento u opinión o manifestación del Poderdante como propietario de los Inmuebles.

2.2 Así, el Apoderado como posesionario de los Inmuebles (en su calidad de usufructuario), podrá actuar a nombre del Poderdante en su calidad de propietario de los Inmuebles ante todo tipo de autoridades con los propósitos a que se refiere el numeral 2.1, sin limitar, cualquier autoridad gubernamental, judicial o administrativa, municipal, local, internacional, pública o privada que sea necesaria para lograr estos permisos o licencias o autorizaciones o certificados u opiniones o actos, sin limitar: junta de usuarios, autoridad nacional y local de agua, registros públicos, poder judicial, gobiernos locales o regionales, y en general cualquier dependencia del Estado o cualquier persona o entidad, siempre que el trámite, proceso o acto a llevar a cabo sea necesario o se encuentre relacionado con los Inmuebles.

TERCERA: **VIGENCIA DEL PODER**

3.1 La vigencia del Poder a que se refiere la cláusula anterior, comenzará a regir desde la fecha de firma de este documento, para los Inmuebles cuya fecha de entrega se ha definido en el día 2 de noviembre de 2022, tal como se detalla en el cuadro contenido en el numeral 1.2 de este documento.

3.2 Para los Inmuebles cuya fecha de entrega es posterior a la fecha antes indicada, la vigencia del poder comenzará a regir en la fecha de entrega de esos Inmuebles detallada en el cuadro contenido en el numeral1.2 de este documento.

3.3 Este Poder vencerá el día 2 de noviembre de 2047, fecha prevista para la terminación del Contrato de Usufructo.

CUARTA: **FACULTADES DEL APODERADO Y GASTOS**

4.1 Conforme a lo anterior, por el presente acto el Poderdante otorga poder especial a favor del Apoderado, para que, en nombre y representación del Poderdante, actuando individual e indistintamente, a sola firma, mediante su Gerente General o Gerente de Administración y Finanzas o Apoderado con facultades suficientes, pueda ejercer las facultades detalladas a continuación:

a. Suscribir cualquier documento público y/o privado, así como escritura(s) pública(s) modificatoria(s) y/o aclaratoria(s) del presente instrumento o de cualquier documento relacionado con el trámite de solicitud de autorización o licencia de exploración y uso de agua o de obras (pozos, etc.), respecto de los Inmuebles, con el fin de lograr el otorgamiento de todas las licencias o autorizaciones que defina a su discreción el Apoderado, sin limitar: licencias de funcionamiento y de construcción, servidumbres, derechos de paso o de vía, autorización de uso de suministro de energía eléctrica, contrato de suministro eléctrico o de otro servicio, concesiones, autorizaciones, consentimientos, pronunciamientos, permisos y certificados de todo tipo (sin limitar, de inexistencia de restos arqueológicos, de calidad de agua, de suelos, vientos), de estudios o auditorías de opiniones, sin limitación, en los que se requiera la participación o autorización o permiso o pronunciamiento u opinión o manifestación del Poderdante como propietario de los Inmuebles.

b. El Comprador autoriza al Apoderado a que pueda efectuar incluso declaraciones juradas como propietario de los Inmuebles -según corresponda- efectuar los pagos y diligencias que se requieran ante las autoridades señaladas en la cláusula precedente.

c. Subsanar cualquier observación que pueda ser formulada por cualquier autoridad en el trámite respectivo, encontrándose entre tales subsanaciones la precisión y/o corrección de la nomenclatura del Inmueble, sus áreas, linderos, medidas perimétricas y todo lo que se requiera para lograr las referidas licencias o autorizaciones, pudiendo el Apoderado suscribir y/u otorgar la(s) minuta(s) y/o escritura(s) pública(s) que se requieran.

d. El poder especial incluye expresamente la facultad del Apoderado para suscribir contratos o acuerdos consigo mismo o consentimientos a su favor, según corresponda.

e. Todas y cada una de las facultades suficientes para suscribir lograr las autorizaciones y licencias de agua para los Inmuebles, sin ninguna limitación, sin que esta enumeración pueda ser considerada como limitativa.

4.2 Los gastos ocasionados por la ejecución de la presente cláusula correrán por cuenta y cargo del Apoderado.

4.3 Queda expresa e irrevocablemente convenido y entendido entre las Partes que el Apoderado no asume responsabilidad alguna en caso de optar por no ejercer la facultad que por esta cláusula se les concede.

Agregue usted, señor Notario, las demás cláusulas de ley y pase los partes respectivos al Registro de Inmuebles para inscribir el acto legal ejecutado en el registro predial de Chiclayo.

ANA MARIA VIDAL HERMOZA NOTARIA DE LIMA

ES COPIA FIEL DEL DOCUMENTO ORIGINAL QUE HE TENIDO A LA VISTA AL CUAL ME REMITO EN CASO DE SER NECESARIO==

==I N S E R T O==

====================ANEXO 5: DETALLE Y PLANO DEL INMUEBLE ======================

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********************************C O N C L U S I Ó N****************************

FORMALIZADO EL INSTRUMENTO INSTRUÍ A LOS OTORGANTES DE SU OBJETO Y EFECTOS JURÍDICOS POR LA LECTURA QUE DE TODO EL HICIERON, AFIRMÁNDOSE Y RATIFICÁNDOSE EN EL CONTENIDO DEL MISMO, SIN MODIFICACIÓN ALGUNA.================================

ACLARACION:==

A LA SUSCRIPCIÓN DEL PRESENTE INSTRUMENTO LOS OTORGANTES DECLARAN QUE SE DESISTEN DE LOS INSERTOS MENCIONADOS EN EL ANEXO 2: **PLANOS Y GRÁFICOS DEL PROYECTO** Y DEL ANEXO 5: **DETALLE Y PLANO DEL INMUEBLE**, Y QUE SE ADJUNTARAN AL PARTE NOTARIAL QUE GENERE ESTA ESCRITURA PARA SU MEJOR VISUALIZACIÓN.===========

DECRETO LEGISLATIVO 1372==

YO LA NOTARIA DEJO CONSTANCIA DE HABER CUMPLIDO CON VERIFICAR EN EL SISTEMA DE SUNAT EN LÍNEA MEDIANTE EL REGISTRO ÚNICO DE CONTRIBUYENTE NÚMEROS 20603361092 Y 20557530160 PERTENECIENTE A LAS PERSONAS JURÍDICAS OTORGANTES DEL PRESENTE

INSTRUMENTO HAN PRESENTADO LA DECLARACIÓN INFORMATIVA DEL BENEFICIARIO FINAL ANTE LA SUPERINTENDENCIA NACIONAL DE ADMINISTRACIÓN TRIBUTARIA.=======

LITERAL K) DEL ARTÍCULO 59° DEL DECRETO LEGISLATIVO 1232 QUE MODIFICA EL DECRETO LEGISLATIVO 1049 DECRETO LEGISLATIVO DEL NOTARIADO==============================

DE CONFORMIDAD CON LO DISPUESTO EN EL LITERAL K) DEL ARTÍCULO 59° DEL DECRETO LEGISLATIVO 1232 QUE MODIFICA EL DECRETO LEGISLATIVO 1049 DECRETO LEGISLATIVO DEL NOTARIADO, YO LA NOTARIA, DEJO CONSTANCIA DE HABER EFECTUADO LAS MINIMAS ACCIONES DE CONTROL Y DEBIDA DILIGENCIA EN MATERIA DE PREVENCION DEL LAVADO DE ACTIVOS, ESPECIALMENTE VINCULADO A LA MINERÍA ILEGAL Y CRIMEN ORGANIZADO, RESPECTO A LA PARTE INTERVINIENTE, ESPECIALMENTE CON RELACION AL ORIGEN DE LOS FONDOS, BIENES U OTROS ACTIVOS INVOLUCRADOS EN DICHA TRANSACCION, ASI COMO CON LOS MEDIOS DE PAGO UTILIZADOS. EN TAL SENTIDO LOS OTORGANTES DEL PRESENTE INSTRUMENTO PÚBLICO DECLARAN BAJO JURAMENTO Y BAJO SU RESPONSABILIDAD QUE EL ORIGEN DE LOS FONDOS, BIENES U ACTIVOS QUE SE TRANSFIERE NO TIENE RELACIÓN ALGUNA CON EL LAVADO DE ACTIVOS, ESPECIALMENTE LO CONCERNIENTE A LA MINERÍA ILEGAL U OTRAS FORMAS DE CRIMEN ORGANIZADO, SIENDO SU ORIGEN LÍCITO; HACIENDO EXTENSIVA ESTA DECLARACIÓN JURADA A LOS MEDIOS DE PAGO UTILIZADOS, DE SER EL CASO, EN EL ACTO QUE POR LA PRESENTE SE FORMALIZA.==================================

LITERAL A) DEL ARTICULO 55° DEL DECRETO LEGISLATIVO 1232 QUE MODIFICA EL DECRETO LEGISLATIVO 1049 DECRETO LEGISLATIVO DEL NOTARIADO==============================

DE CONFORMIDAD CON EL LITERAL A) DEL ARTÍCULO 55° DEL DECRETO LEGISLATIVO 1232 QUE MODIFICA EL DECRETO LEGISLATIVO 1049 DECRETO LEGISLATIVO DEL NOTARIADO, YO, LA NOTARIA DEJO CONSTANCIA DE HABER EFECTUADO LA VERIFICACIÓN DE LA IDENTIDAD DEL OTORGANTE DE NACIONALIDAD PERUANA MEDIANTE SU DOCUMENTO NACIONAL DE IDENTIDAD ACCEDIENDO A LA CONSULTA EN LÍNEA PARA LA VERIFICACIÓN DE LAS IMÁGENES Y DATOS DEL – RENIEC.===

ASIMISMO, DE CONFORMIDAD CON EL LITERAL C) DEL ARTÍCULO 55° DEL DECRETO LEGISLATIVO 1232 QUE MODIFICA EL DECRETO LEGISLATIVO 1049 DECRETO LEGISLATIVO DEL NOTARIADO, DEJO CONSTANCIA DE HABER EFECTUADO LA VERIFICACIÓN DE LA IDENTIDAD DEL OTORGANTE DE NACIONALIDAD COLOMBIANA MEDIANTE SU CARNE DE EXTRANJERIA ACCEDIENDO A LA CONSULTA EN LÍNEA PARA LA VERIFICACIÓN DE LAS IMÁGENES Y DATOS A TRAVES DEL SERVICIO EN LÍNEA QUE BRINDA LA SUPERINTENDENCIA NACIONAL DE MIGRACIONES A LA FECHA, ASI COMO DE HABER VERIFICADO SU MOVIMIENTO MIGRATORIO A TRAVÉS DEL SERVICIO EN LÍNEA QUE BRINDA LA SUPERINTENDENCIA NACIONAL DE MIGRACIONES==

LA PRESENTE ESCRITURA PÚBLICA SE INICIA EN LA FOJA TRES MIL NOVECIENTOS OCHENTA Y UNO VUELTA CON NÚMERO DE SERIE 13336531 Y TERMINA EN LA FOJA TRES MIL NOVECIENTOS NOVENTA Y NUEVE VUELTA CON NÚMERO DE SERIE 13336549.============================

EL PROCESO DE FIRMAS CONCLUYE EN LA MISMA FECHA DE ESTE INSTRUMENTO, DOS DE NOVIEMBRE DE DOS MIL VEINTIDOS, DE TODO LO QUE DOY FE. ==========================

UNA FIRMA. UNA IMPRESIÓN DACTILAR. **ANTONIO YSMAEL VALIENTE ROMAN – AGROLATAM S.A.C.** ==

Ana María Vidal Hermoza
NOTARIA DE LIMA

UNA FIRMA. UNA IMPRESIÓN DACTILAR. **JUAN RODOLFO WIESNER RICO – BLUEBERRIES PERÚ S.A.** ==

UNA FIRMA. **ANA MARIA VIDAL HERMOZA – NOTARIA DE LIMA.** ============================

****

CERTIFICO: QUE EL PRESENTE TESTIMONIO, CONTIENE LA TRANSCRIPCIÓN ÍNTEGRA DEL INSTRUMENTO PÚBLICO NOTARIAL OTORGADO ANTE MI EL 02 DE NOVIEMBRE DE 2022, EL MISMO QUE CORRE EXTENDIDO DE FOJAS 3981 VUELTA A 3999 VUELTA, DE MI REGISTRO DE ESCRITURAS PÚBLICAS, CORRESPONDIENTE AL AÑO 2022, HABIENDO SIDO SUSCRITO POR LOS COMPARECIENTES Y AUTORIZADO POR MI.===================================

CERTIFICO QUE ESTE TESTIMONIO, CONSTA DE DIECINUEVE (19) FOJAS ÚTILES, EL MISMO QUE RUBRICO EN CADA UNA DE ELLAS Y ESTAMPO MI SELLO Y FIRMA, A LOS 03 DIAS DEL MES DE NOVIEMBRE DE 2022, DE TODO LO QUE DOY FE.===

COLEGIO DE NOTARIOS DE LIMA

ANA MARIA VIDAL HERMOZA
NOTARIA DE LIMA

Ana María Vidal Hermoza

NOTARIA DE LIMA